Transamerica Premier Funds

2001 Annual Report

Table of Contents

President's Report         1

Investment Adviser Outlook 2

Transamerica Premier Aggressive Growth Fund 4

Transamerica Premier Small Company Fund     6

Transamerica Premier Equity Fund    8

Transamerica Premier Value Fund     10

Transamerica Premier Index Fund     12

Transamerica Premier Balanced Fund  20

Transamerica Premier High Yield Bond Fund   23

Transamerica Premier Bond Fund      27

Transamerica Premier Cash Reserve Fund      29


Financial Statements

Statements of Assets and Liabilities        32

Statements of Operations   33

Statements of Changes in Net Assets 34

Financial Highlights       37

Notes to Financial Statements       55

Directors and Officers     62

Report of Independent Auditors      63

Dear Fellow Shareholders
As no other year in our nation's history, 2001 will stand out as a time that affirmed the great courage and compassion of the American people. Both here and abroad, the events of September 11th affected people deeply, creating strong bonds of unity that transcended cultural and political divides. It also reminded us that our freedom, and the right to freedom of people everywhere, is something we must continue to protect.

Despite the events of that fateful day, the nation has recovered considerably. Recent economic indicators suggest that the recession that began in the second quarter of 2001, after a record ten years of economic expansion, should end by early 2002. Lower energy prices, lower interest rates and lower taxes have contributed to a strong rebound in consumer confidence since September 11th.

Consumer spending accounts for approximately two-thirds of GDP, so its continued strength will remain crucial to a sustainable economic recovery. Thus far, it has remained robust, with 2001 proving to be a record year for mortgage applications for home purchases, according to the Mortgage Bankers Association. Autos also sold extremely well due to zero-percent financing, which assisted them in reaching the second highest annual volume of sales ever, just behind 2000's record level.

Since September 11th, employment levels have also stabilized, and the need to rebuild manufacturing sector inventories utilized in recent months should help to spur the creation of additional jobs. Quite likely, employment levels, as well as capital spending in the corporate sector, will play leading roles in the pace and tenor of the recovery. We expect to see increases in both as the coming months unfold.

2001 was also especially noteworthy with respect to the decline in the Federal Funds rate. It began the year at 6.5%, but by December's close it stood at 1.75%, having shed a total of 475 basis points. During the first half of 2001, the Federal Reserve reduced this key short-term interest rate seven times, initially in efforts to avert recession. In the wake of September 11th, the Fed aggressively supplied liquidity to markets in crisis, reducing rates an additional four times. It now stands at the lowest level in 40 years.

Throughout this past year, we adhered unswervingly to our commitment to invest only in companies led by excellent management. We will continue to do so, with the knowledge that this high caliber of leadership enables the companies ~in our portfolios to create shareholder value. For more detailed information regarding the current economic and market outlook, Transamerica Investment Management's Investment Outlook is provided in the pages that follow. Thank you for your continued investment in the Transamerica Premier Funds.

Sincerely,


Gary U. Rolle
President

Transamerica Investment Adviser Outlook

Summary
After a record setting 10 years of expansion, the economy entered a recession in 2001, triggered primarily by excessive capital spending, and exacerbated by the events of September 11. Recent economic indicators suggest that this recession should end during the first half of 2002. Lower energy prices, interest rates, and taxes have contributed to a strong rebound in consumer confidence since the terrorist attacks. Since consumer spending accounts for about two-thirds of GDP, a recovery in consumer confidence will be crucial to a sustainable economic recovery. Also critical to the economic recovery will be the need to rebuild business inventories depleted during 2001 in anticipation of lower demand for goods and services. This should help stabilize unemployment, which rose in the fourth quarter.

Consumer Spending
Continued strength in consumer spending is supported by the recent rebound in consumer confidence, lower energy prices, and lower income taxes. Recent readings of consumer confidence indicate a sharp rebound since the terrorist attacks of September 11, particularly in consumers' future expectations for the economy. A drop of over 16% in crude oil prices during the fourth quarter will help to support discretionary income, by lowering the amount spent on gasoline, heating oil, and energy. Finally, the tax cuts legislated during 2001 will result in a lower tax bill for most taxpayers in April. The combined impact of these factors will significantly offset the impact of a higher unemployment rate.

A prolonged period of rising unemployment remains the greatest threat to continued strength in the consumer sector. The unemployment rate did rise during the fourth quarter from 5.0% to 5.8%, but recent data suggest that the pace of layoffs is moderating. First, the rate of jobs lost during the fourth quarter is decelerating, with October reporting 448,000 jobs lost, November 371,000, and December 124,000. Secondly, the four-week average number of unemployment claims has trended downwards significantly from its post-September 11 spike. Finally, December's payroll data indicate that the average number of hours worked in a week in the manufacturing sector increased to 40.7, the longest since August. When production increases, producers generally prefer to increase the number of hours worked by existing employees, if the increases are sustainable, the next move is to expand the workforce. The manufacturing sector has experienced the fastest pace of job losses since the economy began slowing.

Despite the steep loss of jobs experienced during the fourth quarter of 2001, consumer spending remained positive. Although consumer confidence did plummet in the aftermath of the terrorist attacks, consumer spending remained surprisingly strong for autos and homes. The Mortgage Bankers Association reported that mortgage applications for home purchases during the week before Christmas hit an all-time high, due in part to mortgage rates remaining low by historical standards. Home purchases are a significant source of activity in the economy, as the purchase of a home spurs many follow-on purchases. In the auto sector, consumers have responded to zero-percent financing by purchasing autos at a brisk pace. As a result, domestic auto producers are expected to report their second-best sales year ever, just behind the year 2000's record setting level.

Capital Spending
Capital spending is not expected to be a big contributor to economic output in the first quarter of 2002. The current economic slowdown was largely caused by excessive capital spending in the private sector, fueled by overly optimistic growth expectations. This resulted in excess productive capacity in the economy, with capacity utilization of below 75%, at an 18-year low. Until capacity utilization rises and profitability improves, most businesses have little incentive to expand aggressively.

However, the need to rebuild inventories depleted during the production cutbacks of the third and fourth quarters is expected to offset weaker capital spending. Business inventories declined by 9.5% over the last 10 months, with third quarter 2001 inventories declining by $60 billion and fourth quarter 2001 inventories declining by an estimated $100 billion. As demand for goods and services remain positive, these inventories will need to be rebuilt. This will require an increase in production, which should be a significant contributor to the economic recovery expected during the first half of 2002.

In the public sector, state and local government spending budgets are coming under increased pressure due to the weaker sales and income tax revenues typically accompanying an economic slowdown. In this environment, further increases in spending commitments are less likely going forward. At the federal level, revenues have come under increased pressure as well, due to declines in personal and corporate income tax collections. The tax cuts legislated in 2001, spending on homeland defense and the war in Afghanistan, and a potential stimulus package are expected to result in a federal budget deficit, the first since 1997. These deficits are expected to persist through 2004 before projected surpluses return.

Inflation
The global outlook for inflation remains benign due to many of the factors cited above. In the US, excess productive capacity will continue to limit price increases for goods and services. The aggressive price cutting which was required to keep consumers spending has already impacted the Consumer Price Index, which posted a 1.6% year-over-year increase in December, substantially lower than the 3.4% rate posted the prior year. Raw materials used for producing goods have also come under downward pricing pressure, as reflected in the declines experienced by the CRB Commodity Price Index. These factors all bode well for continued moderation in inflation.

Interest Rates
With the economy showing increasing evidence of having stabilized, the Federal Reserve is at the end of its easing cycle. This is after lowering the federal funds rate 11 times during 2001 to 1.75%, a 40-year low. Nonetheless, the Federal Reserve is not expected to tighten rates in the near future, as historically they have not raised rates until unemployment has stabilized. Although unemployment has begun to stabilize, it is expected to continue to rise slightly in the coming quarter. Therefore, we do not expect the Federal Reserve to raise rates until the second half of the year, if at all. This should keep the short end of the yield curve anchored within a range of 3.00% to 3.50% for the two-year Treasury. On the longer end of the yield curve, tame inflation should keep Treasury yields within a moderate range, with the 10-year Treasury expected to trade at yields between 4.75% to 5.25%.

Besides tame inflation and a still accommodative Federal Reserve, bonds should benefit from the very low yields currently offered on money market funds. Assets held in money market funds hit an all-time peak during the fourth quarter of $2.3 trillion, while yields on these funds trended below 2.5%. As the economic environment continues to improve, many investors in these funds are expected to migrate to higher yielding assets such as stocks and bonds.

Corporate and high yield bonds are particularly attractive. With credit risk premiums at historically high levels, and the economy and profit outlook for issuers improving, these sectors are expected to outperform Treasury bonds and money market funds during the coming year. Besides offering substantially higher yields than on Treasuries and money market funds, these assets offer the potential for capital appreciation as credit risk premiums decline.

Stock Market
After two consecutive years of negative returns, the stock market is expected to post positive returns this year, driven primarily by positive earnings growth. With price-to- earnings ratios still at historically high levels, stock returns will be generated by earnings growth, rather than by changes in the ratio itself. With interest rates expected to remain at current levels, the current price-to-earnings ratio should remain sustainable.

Conclusion
Recent economic indicators suggest that the economy is stabilizing and should return to positive growth during the first half of 2002. Aggressive fiscal and monetary policy, in conjunction with lower oil prices and a rebuilding of depleted business inventories will be the primary contributors to this recovery. Consumer spending will be the key to sustaining this recovery beyond the first half of the year, with a prolonged rise in unemployment being its greatest threat.

Transamerica premier aggressive growth Fund
Portfolio Manager: Christopher J. Bonavico, Co-Manager: Daniel J. Prislin

Fund Performance
The Transamerica Premier Aggressive Growth Fund (Investor Class) generated a total return of -23.92% for the 12-month period ended December 31, 2001, in comparison to a -11.88% by the S&P 500 for the same period. Since its inception in June 1997, the Fund earned an average annual total return of 18.42%, while the S&P 500 returned 7.38%.
Portfolio Manager Comments
Market conditions in the year ended December 31, 2001 were difficult as the slowdown in economic activity and corporate profits produced negative equity market returns. The economic decline broadened considerably as companies in nearly every sector dealt with slowing demand, higher input costs, and an infrastructure sized for the boom times of the late 1990s. Of course the events of September 11 have further impacted business and consumer confidence levels. Only the strongest companies, with solid balance sheets are positioned to navigate this corrective storm. To assist the recovery, the Federal Reserve has reduced interest rates to record low levels. Equity markets typically recover before the overall economy as investors anticipate the upturn.

During the year, the Fund increased its weightings in healthcare, media, financial, and cable television sectors. In each sector we see attractive long term growth rates and high returning business models. Our holdings in these fields include First Data, Echostar Corp , Genentech Inc ., and Comcast Corp. We continued to underweight the capital goods sectors. After many years of above trend capital spending rates businesses were challenged to generate adequate returns on their spending and as a result began to slow their expenditures. However, following the September 11 decline, we initiated positions in several high quality technology companies that were attractively valued for the first time in years. Adobe Systems is an example of a great business which was selling for an attractive price. We continue to hold high quality technology businesses that have strong competitive advantages in growing markets including QUALCOMM and Maxim Integrated Products.

Portfolio Asset Mix


Going Forward
We see economic growth resuming after the current healthy correction of the excesses of over-investment. Interest rates have come down to record low levels providing liquidity to businesses and consumers. Further, we believe that investment decisions will be made more critically going forward. This creates a positive environment where focus on risk and return avoids speculative investment.

Thank you for your continued investment in the Transamerica Premier Aggressive Growth Fund.

comparison of change in value of a $10,000 investment in ~transamerica premier aggressive growth fund with the s&p 500 index**


Total Returns                       Average Annual Total Return
As of December 31, 2001    One Year Three Years      Since Inception*

Investor Class                      -23.92%          -1.52%            18.42%
Class A                             -24.03%          -1.64%            18.31%
Class M                             -24.22%          -1.87%            18.03%
S&P 500 Index                       -11.88%          -1.03%            7.38%

Investor Class ($21,413 at 12/31/01) Class A ($20,189 at 12/31/01) Class M
($20,871 at 12/31/01) S&P 500 Index ($13,782 at 12/31/01)


The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * ________ Investor Class -- June 30, 1997. Class A and Class M -- June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class.
         ** _______ Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
         This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Transamerica premier aggressive growth Fund
Schedule of Investments-- December 31, 2001

                                                              Market
                                                     Shares   Value


COMMON STOCKS-- 100.1%
Banks-- 3.6%
Northern Trust Corporation                              65,000   $3,914,300
Biotechnology-- 2.9%
Genentech, Inc.a                                        35,000   1,898,750
ImClone Systems, Inc.a                                  27,498   1,277,557
                                                              3,176,307
Chemicals-- 2.1%
Symyx Technologiesa                                  107,300  2,279,052
Commercial Services & Supplies-- 17.1%
First Data Corporation                               120,000  9,414,000
Paychex, Inc.                                        100,000  3,485,000
Robert Half International, Inc.a                     150,000  4,005,000
Weight Watchers International, Inc.a                 53,000   1,792,460
                                                              18,696,460
Communications Equipment-- 4.6%
QUALCOMM, Inc.a                                       100,000  5,050,000

Diversified Financials-- 14.4%
BARRA, Inc.a                                         90,000   4,238,100
Investment Technology Group, Inc.a                    127,500  4,981,425
Legg Mason, Inc.                                      75,000   3,748,500
MBNA Corporation                                      80,000   2,816,000
                                                              15,784,025
Diversified Telecommunications Services-- 2.1%
Qwest Communications International, Inc.           160,000  2,260,800

Food & Drug Retailing-- 3.3%
Rite Aid Corporationa                                720,838  3,647,440

Internet Software & Services-- 3.8%
VeriSign, Inc.a                                       110,000  4,184,400
Media-- 15.4%
Comcast Corporationa                                 200,000  7,200,000
EchoStar Communications Corp., Class Aa             133,000  3,653,510
Liberty Media Corporation, Series Aa                 425,000  5,950,000
                                                              16,803,510

Oil & Gas-- 2.1%
EOG Resources, Inc.                                  60,000   2,346,600

Pharmaceuticals-- 6.3%
OSI Pharmaceuticals, Inc.a                            35,000   1,600,900
Pfizer, Inc.                                         85,000   3,387,250
Pharmacia Corporation                                45,000   1,919,250
                                                              6,907,400

Semiconductor Equipment & Products-- 10.6%
Applied Materials, Inc.a                             75,000   3,007,500
Intel Corporation                                    75,000   2,358,750
Maxim Integrated Products, Inc.a                     60,000   3,150,600
QLogic Corporationa                                  70,000   3,115,700
                                                              11,632,550
Software-- 7.4%
Adobe Systems, Inc.                                  110,000  $3,415,500
Microsoft Corporationa                               70,000   4,637,500
                                                              8,053,000

Transportation & Logistics-- 4.4%
Expeditors International of Washington, Inc.         85,000   4,840,750

Total Common Stocks
(cost $113,271,148)                                           109,576,594
Total Investments-- 100.1%
(cost $113,271,148)*                                          109,576,594
Liabilities in Excess of Other Assets-- (0.1)%       (78,627)
Net Assets-- 100.0%                                           $109,497,967

a        Non-income producing security
* ________ Aggregate cost for Federal tax purposes is $113,466,201. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $10,539,859 and $14,429,466, respectively. Net unrealized depreciation for tax purposes is $3,889,607.

See notes to financial statements

Transamerica Premier small company fund
Portfolio Manager: Christopher J. Bonavico, Co-Manager: Kenneth F. Broad

Fund Performance
For the year ended December 31, 2001, the Transamerica Premier Small Company Fund (Investor Class) returned -22.07% versus 2.49% for its benchmark, the Russell 2000 Index. Since its inception in June 1997, the Fund earned an average annual total return of 22.77%, while the Index returned 6.07%.

Portfolio Manager Comments
We seek to invest in secularly growing businesses that are expanding more rapidly than the overall economy. We believe we can best serve our shareholders by finding smaller companies in our research that offer unique value to their customers and therefore can outperform in any economic environment. We have invested in many new companies this year, with an emphasis on companies that currently are generating excess cash flow. The Fund is diversified across industries including healthcare, financial services, business services, and consumer.

Top holdings of the Fund include Techne Corporation, Investment Technology Group
(ITG), and Global Payments Inc. Techne is the global leader in supplying research materials to the pharmaceutical industry. Research spending for drugs consistently grows about 15% per year regardless of the economic climate, and Techne's highly profitable business is expanding accordingly. ITG provides a network for investment managers to transact securities without using a broker. ITG's business is expanding 20% per year as client's interest in anonymity and lower brokerage commissions is attracting volume to ITG's network. Since the company has already spent to build its network, profit margins on new business are a very high 70%. Another new holding is Global Payments, a processor of credit card transactions for merchants in the US and Canada. The company was not well followed by Wall Street when it was spun off from its former parent NDC Corp., providing us the chance to invest early in this profitable business. Global Payment's long term outlook is solid given the strong trend of payments moving from cash and check to debit and credit cards.

Portfolio Asset Mix


Going Forward
Though it is still early, we are looking for the combination of company rightsizings, government stimulus, and rate reductions to help alleviate recession forces, and begin a recovery in corporate profits. Inflation remains benign, and the speculation that drove the markets to excessive valuations has been eliminated. These conditions present a favorable environment for high quality businesses with strong fundamentals. We do not try to call markets. We simply invest in companies with strong fundamentals. We believe our focus on high quality companies best positions the Transamerica Premier Small Company for value creation.

Thank you for your continued investment in the Transamerica Premier Small Company Fund.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN ~TRANSAMERICA PREMIER SMALL COMPANY FUND WITH THE RUSSELL 2000 INDEX**


Total Returns                       Average Annual Total Return
As of December 31, 2001    One Year Three Years      Since Inception*
Investor Class                      -22.07%          3.81%             22.77%
Class A                             -22.12%          3.63%             22.61%
Class M                             -22.31%          3.39%             22.33%
Russell 2000 Index                  2.49%            6.42%             6.07%


Investor Class ($25,191 at 12/31/01) Class A ($23,716 at 12/31/01) Class M
($24,518 at 12/31/01) Russell 2000 Index ($13,107 at 12/31/01)


The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 7%) in the Russell 3000 Index (an Index composed of the 3000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market). The Russell 2000 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * ________ Investor Class -- June 30, 1997. Class A and Class M -- June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
         This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Transamerica premier small company Fund
Schedule of Investments-- December 31, 2001

                                                              Market
                                  Shares Value

                                Principal Market
                                  Amount Value


COMMON STOCKS-- 96.4%
Biotechnology-- 8.6%
ImClone Systems, Inc.a                      62,853            $2,920,150
Techne Corporationa                         230,000           8,475,500
                                                              11,395,650
Business Services-- 13.9%
Global Payments, Inc.                       235,000           8,084,000
NetRatings, Inc.a                           371,000          5,817,280
On Assignment, Inc.a                        197,750           4,542,317
                                                              18,443,597
Chemicals-- 4.0%
Symyx Technologiesa                         250,000           5,310,000
Commercial Services & Supplies-- 10.4%
Moody's Corporation                         200,000           7,972,000
Resources Connection, Inc.a                 43,100            1,134,823
Robert Half International, Inc.a           150,000          4,005,000
Weight Watchers International, Inc.a        20,000            676,400
                                                              13,788,223
Diversified Financials-- 16.6%
BARRA, Inc.a                        1       48,600            6,997,574
BlackRock, Inc.a                             2,000            83,400
Financial Federal Corporationa              211,200          6,600,000
Investment Technology Group, Inc.a          187,500          7,325,625
W.P. Stewart & Company                      37,000            969,400
                                                              21,975,999
Electronic Equipment & Instruments-- 3.0%
Gentex Corporationa                         147,000           3,929,310
Food Products-- 2.3%
Dreyer's Grand Ice Cream, Inc.                80,000           3,080,800
Internet Software & Services-- 7.2%
Expedia, Inc., Class Aa                      175,000          7,106,750
VeriSign, Inc.a                               65,000           2,472,600
                                                              9,579,350
Media-- 1.9%
Lamar Advertising Company, Class Aa           60,000           2,540,400
Oil & Gas-- 3.6%
EOG Resources, Inc.                         120,000           4,693,200
Semiconductor Equipment & Products-- 9.6%
Cymer, Inc.a                                200,000           5,346,000
QLogic Corporationa                         105,000           4,673,550
TriQuint Semiconductor, Inc.a               218,633           2,680,441
                                                              12,699,991
Transportation & Logistics-- 15.3%
C.H. Robinson Worldwide, Inc.               275,000           7,951,625
Expeditors International of
     Washington, Inc.                       127,500           7,261,125
Forward Air Corporationa                        148,000          5,020,160
                                                              20,232,910
Total Common Stocks
(cost $112,584,248)                                           $127,669,430
TIME DEPOSIT-- 4.5%
State Street Bank & Trust Company
(cost $5,925,000) 1.250%   01/02/02             $5,925,000       5,925,000
Total Investments-- 100.9%
(cost $118,509,248)*                                           133,594,430
Liabilities in Excess of Other Assets-- (0.9)%                (1,169,191)
Net Assets-- 100.0%                                          $132,425,239

a        Non-income producing security
* ________ Aggregate cost for Federal tax purposes is $118,552,048. Aggregate gross unrealized appreciation ~for all securities in which there is an excess of value over tax cost and aggregate gross unrealized ~depreciation for all securities in which there is an excess of tax cost over value were $28,585,255 ~and $13,542,873, respectively. Net unrealized appreciation for tax purposes is $15,042,382.

See notes to financial statements

Transamerica Premier Equity Fund
Portfolio Manager: Jeffrey S. Van Harte, Co-Manager: Gary U. Rolle

Fund Performance
As both investors and Americans, we were not sorry to see 2001 come to an end. The Transamerica Premier Equity Fund (Investor Class) finished the year down -17.62% compared to the S&P's decline of -11.88%. A weak economy compounded by a severe decline in technology spending and the tragic events of September 11 produced very poor returns in the stock market. Growth funds were hit especially hard.

Portfolio Manager Comments
After two straight years of negative stock market returns, one should ask, "What has changed?" It doesn't seem that long ago that the economy was bustling, dot.com companies were going to take over the world, and stock market returns were easy to come by. Much has changed. Dot.com companies, by and large, turned out to be nothing more than an investment banking hoax. Valuations are certainly more reasonable, but are still on the high side of historic ranges as earnings have come down sharply. Finally, significant excess capacity exists in many sectors of the economy as demand has slackened causing deflationary ripples. Sectors like telecommunications, technology, autos, airlines, and energy have been most affected.

Difficult economic conditions produce opportunities for companies that know how to take advantage of the environment. We are stressing the following factors as we look forward to a better environment in 2002. First, we want to own companies that possess strong balance sheets and generate excess cash flow or capital. These essential ingredients allow our companies to not only withstand the downturn, but also to make well-timed investments in their business. Second, we want to own companies that are improving their competitive position in the downturn. When the economy recovers, these companies will emerge stronger relative to their competitors and have greater earnings power. Finally, we favor companies whose businesses are growing organically as opposed to acquired growth. Companies that are dependent on the markets to finance acquisitive growth find themselves in a difficult position when the markets are no longer accommodative.

The events of September 11 afforded us the opportunity to make some well-timed investments in high quality companies that declined in price. We initiated new positions in Expeditors International, a fast growing company in transportation logistics, Paychex Corp., a leading payroll processor for small to mid-sized businesses, and finally, Walgreens, the leading retailer in the drugstore industry.

Portfolio Asset Mix


Going Forward
The companies we own possess the above criteria in spades, and we strongly believe that the majority of our businesses will emerge as tougher competitors with enhanced earning power in the economic recovery. All of the businesses outlined above are recognized as leaders in their respective industries.

Thank you for your continued investment in the Transamerica Premier Equity Fund.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER EQUITY FUND WITH THE S&P 500 INDEX**


Total Returns                       Average Annual Total Return
As of December 31, 2001    One Year Five Years       Since Inception*
Investor Class                      -17.62%          13.31%            14.79%
Class A                             -17.90%          13.07%            14.51%
Class M                             -18.08%          12.81%            14.24%
S&P 500 Index                       -11.88%          10.70%            13.16%

Investor Class ($23,678 at 12/31/01) Class A ($22,101 at 12/31/01) Class M
($22,750 at 12/31/01) S&P 500 Index ($21,670 at 12/31/01)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
* ________ Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
         This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Transamerica premier Equity Fund
Schedule of Investments-- December 31, 2001

                                                                       Market
                                            Shares                     Value
                                            Shares or                  Market
                             Principal Amount Value

COMMON STOCKS-- 98.8%
Banks-- 4.8%
Northern Trust Corporation                 125,000                   $7,527,500
Commercial Services & Supplies-- 23.6%
Concord EFS, Inc.a                          200,000                    6,556,000
First Data Corporation                      175,000                   13,728,750
Moody's Corporation                         175,000                    6,975,500
Paychex, Inc.                               135,000                    4,704,750
Robert Half International, Inc.a            175,000                   4,672,500
                                                                      36,637,500
Communications Equipment-- 4.1%
QUALCOMM, Inc.a                              125,000                   6,312,500
Diversified Financials-- 10.0%
Charles Schwab Corporation                   325,000                   5,027,750
MBNA Corporation                             150,000                   5,280,000
State Street Corporation                     100,000                   5,225,000
                                                                      15,532,750
Diversified Telecommunications Services-- 4.0%
Cox Communications, Inc., Class Aa           150,000                   6,286,500
Food & Drug Retailing-- 8.5%
Rite Aid Corporationa                       950,000                    4,807,000
Safeway, Inc.a                              135,000                    5,636,250
Walgreen Company                            85,000                    2,861,100
                                                                      13,304,350
Hotels, Restaurants & Leisure-- 1.6%
Marriott International, Inc., Class A       60,000                     2,439,000
Internet Software & Services-- 2.7%
VeriSign, Inc.a                            110,000                   4,184,400
Media-- 15.1%
Clear Channel Communications, Inc.a        100,000                   5,091,000
Comcast Corporationa                        175,000                    6,300,000
Lamar Advertising Company, Class Aa          160,000                   6,774,400
Liberty Media Corporation, Series Aa        375,000                    5,250,000
                                                                      23,415,400
Pharmaceuticals-- 1.9%
Pharmacia Corporation                       70,000                     2,985,500
Semiconductor Equipment & Products-- 6.5%
Applied Materials, Inc.a                    75,000                    3,007,500
Intel Corporation                           225,000                   7,076,250
                                                                      10,083,750
Software-- 4.3%
Microsoft Corporationa                      100,000                    6,625,000
Specialty Retail-- 3.7%
RadioShack Corporation                      190,000                    5,719,000

Transportation & Logistics-- 8.0%
Expeditors International of Washington, Inc.       100,000           $5,695,000
United Parcel Service, Inc.                 125,000                    6,812,500
                                                                      12,507,500
Total Common Stocks
(cost $130,400,344)                                                 153,560,650
TIME DEPOSIT-- 1.5%
State Street Bank & Trust Company
(cost $2,392,000) 1.250%   01/02/02         $2,392,000                 2,392,000
Total Investments-- 100.3%
(cost $132,792,344)*                                                 155,952,650
Liabilities in Excess of Other Assets-- (0.3)%                         (457,428)
Net Assets-- 100.0%                                                $155,495,222

a        Non-income producing security
* ________ Aggregate cost for Federal tax purposes is $132,943,023. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $29,543,461 and $6,533,834, respectively. Net unrealized appreciation for tax purposes is $23,009,627.


See notes to financial statements

Transamerica Premier value Fund
Portfolio Manager: Daniel J. Prislin, Co-Manager: Jeffrey S. Van Harte

Fund Performance
The Transamerica Premier Value Fund's (Investor Class) total return for the 12-month period ended December 31, 2001 compared favorably with the S&P 500 registering a total return of -8.10% versus -11.88% for the S&P 500. Since its inception in April of 1998, the Fund has returned an average annual total return of 4.04% versus the S&P 500 return of 2.42%.

Portfolio Manager Comments
The tragic events of September 11 ring foremost in our minds as we review 2001. All Americans have been permanently impacted by these cowardly terrorist acts, but our thoughts go out most to the families directly affected and the soldiers fighting overseas to maintain the freedoms to which we have become so accustomed. We firmly believe the American spirit is alive, and that we as a country will emerge from tragedy stronger as a whole, as has been the case throughout American history.

2001 proved to be another difficult year in the equity markets, turning in the 2nd year in a row of negative returns. The Federal Reserve was relentless in its efforts to re-ignite the economic engine, lowering interest rates 11 times during the calendar year. Even so, the unwinding of excesses from the late 1990s was too much to overcome, causing the economy to slip into recession. The bulk of the contraction has been in business capital spending, while the consumer has held up surprisingly well. This trend can not go on indefinitely, and we will need to see improvements on the corporate spending side before the economy can truly regain its footing.

Notable examples of new positions in the Fund include MGM Mirage and Radio Shack. MGM Mirage is the dominant casino operator on the Las Vegas strip. We opportunistically purchased shares at attractive valuations, and believe this business will continue to increase in value over the long term. Radio Shack is a classic example of Wall Street swinging the pendulum too far in both directions: significant overvaluation in the fall of 2000 based on unrealistic expectations, followed by disappointment, and then significant undervaluation in the fall of 2001. The reality is that Radio Shack is a highly profitable, cash producing franchise that is improving its business focus and financial discipline, which should drive shareholder value in the years ahead.

Portfolio Asset Mix


Going Forward
We continue to focus on the long term economic prospects of the businesses we own. In this light, we are encouraged that corporate earnings for many businesses are likely troughing as we write, providing an improving outlook for higher earnings and cash flow in the years ahead. We will maintain our discipline of buying businesses based on their ability to produce cash flow in the future and increase shareholder value. This core underlying investment tenet has served us well through this very difficult market environment, and we expect will continue to do so in the future.

Thank you for your continued investment in the Transamerica Premier Value Fund.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN ~TRANSAMERICA PREMIER VALUE FUND WITH THE S&P 500 INDEX**



Total Returns                       Average Annual Total Return
As of December 31, 2001    One Year Three Years      Since Inception*
Investor Class                      -8.10%           2.99%             4.04%
Class A                             -8.20%           2.87%             3.92%
Class M                             -8.40%           2.66%             3.70%
S&P 500 Index                       -11.88%          -1.03%            2.42%


Investor Class ($11,601 at 12/31/01) Class A ($10,944 at 12/31/01) Class M
($11,344 at 12/31/01) S&P 500 Index ($10,939 at 12/31/01)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * ________ Investor Class -- March 31, 1998. Class A and Class M -- June 30, 1998; average annual returns are based on the April 1, 1998 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
         This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



Transamerica premier Value Fund
Schedule of Investments-- December 31, 2001

                                                                       MarkeT
                                                     Shares            VAlue
                                                     Principal         Market
                                                     Amount            Value

COMMON STOCKS-- 94.4%
Commercial Services & Supplies-- 14.6%
First Data Corporation .......................          8,000     $    627,600
Moody's Corporation ..........................         16,000          637,760
Robert Half International, Inc.a .............         15,000          400,500
Weight Watchers International, Inc.a .........          2,000           67,640
                                                                     1,733,500
Diversified Financials-- 10.2%
BARRA, Inc.a .................................         12,000          565,080
Investment Technology Group, Inc.a ...........         16,500          644,655
                                                                     1,209,735
Diversified Telecommunications Services-- 4.3%
Cox Communications, Inc., Class Aa ...........         12,000          502,920
Food & Drug Retailing-- 12.4%
Kroger Companya ..............................         15,000          313,050
Rite Aid Corporationa ........................        112,400          568,744
Safeway, Inc.a ...............................         13,900          580,325
                                                                     1,462,119
Hotels, Restaurants & Leisure-- 3.7%
MGM Mirage, Inc.a ............................         15,000          433,050
Internet Software & Services-- 2.3%
VeriSign, Inc.a ..............................          7,000          266,280
Media-- 22.1%
Clear Channel Communications, Inc.a ..........          9,500          483,645
Comcast Corporation, Class Aa ................         15,500          558,000
EchoStar Communications Corp., Class Aa ......         14,000          384,580
Lamar Advertising Company, Class Aa ..........         14,600          618,164
Liberty Media Corporation, Series Aa .........         41,000          574,000
                                                                     2,618,389
MultiMedia-- 2.4%
AOL Time Warner, Inc.a .......................          9,000          288,900
Semiconductor Equipment & Products-- 5.2%
Applied Materials, Inc.a .....................          6,000          240,600
Intel Corporation ............................         12,000          377,400
                                                                       618,000
Specialty Retail-- 5.1%
RadioShack Corporation .......................         20,000          602,000
Transportation & Logistics-- 12.1%
C.H. Robinson Worldwide, Inc. ................         11,000          318,065
Expeditors International of Washington, Inc. .          8,500          484,075
Forward Air Corporationa .....................          5,000          169,600
United Parcel Service, Inc. ..................          8,500          463,250
                                                                     1,434,990
Total Common Stocks
(cost $10,171,555) ...........................     11,169,883
CORPORATE BONDS-- 1.5%
Wireless Telecommunications Services-- 1.5%
American Tower Corporation
                                                        9.375%
02/01/09                                              $125,000          $99,062
Crown Castle International Corporationb
                        10.375%      05/15/11          125,000         78,438
                                                                      177,500
Total Corporate Bonds
(cost $185,517) ..............................        177,500
TIME DEPOSIT-- 4.4%
State Street Bank & Trust Company
(cost $518,000) ..............................          1.250%
                                      01/02/02          518,00     518,000
Total Investments-- 100.3%
(cost $10,875,072)* ..........................     11,865,383
Liabilities in Excess of Other Assets-- (0.3)%        (30,057)
Net Assets-- 100.0% ..........................   $ 11,835,326

a        Non-income producing security
b ________ Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2001. Maturity disclosed is the final maturity date. * Aggregate cost for Federal tax purposes is $10,876,195. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,319,581 and $330,393, respectively. Net unrealized appreciation for tax purposes is $989,188.

See notes to financial statements

Transamerica Premier index Fund
Portfolio Manager: Lisa L. Hansen, Co-Manager: Christopher J. Bonavico; Sangita V. Patel

Fund Performance
The Transamerica Premier Index Fund (Investor Class) had a total return of -11.97% for the 12 month period ended December 31, 2001, closely matching the total return for the S&P 500 Index of -11.88%. Since its inception in October 1995, the Fund has earned an average annual total return of 12.93% relative to a 13.16% return for the S&P 500. This performance is consistent with the Fund's long-term goal of tracking the overall stock market returns, as measured by the S&P 500 Index.

Portfolio Manager Comments
Equity markets had a poor showing in 2001. While growth may not have returned, the rate of decline has slowed and may be improving in many industries. The Transamerica Premier Index Fund provides a tax-efficient opportunity to invest in wide variety of companies.
While the Fund may not match the S&P 500 Index precisely, in general, when the Index is rising, the value of shares in the Fund should rise. On the other hand, when the Index is declining, the value of the Fund shares should also decline.

To achieve its goal, the Fund invests in a package of stocks that mirror the S&P 500 Index. It also holds fixed-income investments and stock index futures. The combined fund holdings are designed to duplicate the total return of the S&P 500 Index over time.
Portfolio Asset Mix


Going Forward
U.S. and international economies should begin to show improvement as lower interest rates stimulate spending by both individuals and corporations. The rebuilding of depleted inventories should also help demand. As we see corporate earning growth begin to stabilize, stock prices should improve, anticipating the eventual return to earnings growth. The S&P 500 Index is composed of seasoned companies with experienced management across a wide range of industries. These companies have shown the ability to outperform even in weak economic conditions, and are best prepared to profit as these conditions improve.

Thank you for your continued investment in the Transamerica Premier Index Fund.

comparison of change in value of a $10,000 investment in ~transamerica premier index fund with the s&p 500 index**

Total Returns                       Average Annual Total Return
As of December 31, 2001    One Year Five Years       Since Inception*
Investor Class                      -11.97%          10.53%            12.93%
Class A                             -12.25%          10.24%            12.64%
Class M                             -12.41%          9.99%             12.38%
S&P 500 Index                       -11.88%          10.70%            13.16%

Investor Class ($21,375 at 12/31/01) Class A ($19,940 at 12/31/01) Class M
($20,534 at 12/31/01) S&P 500 Index ($21,670 at 12/31/01)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
* ________ Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
         This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Transamerica premier Index Fund
Schedule of Investments-- December 31, 2001


                                                              Market
                                      SharesValue

COMMON STOCKS-- 91.6%
Advertising-- 0.0%
TMP Worldwide, Inc.a                        426               $18,275
Aerospace & Defense-- 1.3%
B.F. Goodrich Company                       416               11,074
Boeing Company                              3,624             140,539
General Dynamics Corporation 82765,862
Honeywell International, Inc.   3,303       111,707
Lockheed Martin Corporation     1,840       85,873
Northrop Grumman Corporation 31731,957
Raytheon Company                            1,394             45,263
Rockwell Collins                            778               15,171
United Technologies Corporation 1,966       127,063
                                                              634,509
Air Freight & Couriers-- 0.1%
FedEx Corporationa                          1,236             64,124
Airlines-- 0.2%
AMR Corporationa                            661               14,654
Delta Air Lines, Inc.                       553               16,181
Southwest Airlines Company      3,008       55,588
US Airways Group, Inc.a                     359               2,276
                                                              88,699
Auto Components-- 0.3%
Cooper Tire & Rubber Company 3175,059
Dana Corporation                            627               8,703
Delphi Automotive Systems Corporation       2,313             31,595
Goodyear Tire & Rubber Company  618         14,715
Johnson Controls, Inc.                      360               29,070
Snap-On, Inc.                               277               9,324
TRW, Inc.                                   525               19,446
Visteon Corporation                         615               9,250
                                                              127,162
Automobiles-- 0.6%
Ford Motor Company                          7,999             125,744
General Motors Corporation      2,393       116,300
Harley-Davidson, Inc.                       1,266             68,757
                                                              310,801
Banks-- 6.0%
AmSouth Bancorporation                      1,652             31,223
Banc One Corporation                        4,754             185,644
Bank of New York Company, Inc.  3,104       126,643
BankAmerica Corporation                     6,554             412,574
BB&T Corporation                            1,862             67,237
Charter One Financial, Inc.     958         26,010
Comerica, Inc.                              753               43,147
Fifth Third Bancorp                         2,447             150,075
FleetBoston Financial Corporation           4,416             $161,184
Golden West Financial Corporation           708               41,666
Huntington Bancshares, Inc.     1,025       17,620
J.P. Morgan Chase & Company, Inc.           8,366             304,104
KeyCorp                                     1,865             45,394
Mellon Financial Corporation 1,972          74,187
National City Corporation       2,506       73,275
Northern Trust Corporation      925         55,704
PNC Bank Corporation                        1,242             69,800
Regions Financial Corporation   992         29,700
SouthTrust Corporation                      1,380             34,045
SunTrust Banks, Inc.                        1,290             80,883
Synovus Financial Corporation   1,127       28,231
Union Planters Corporation      517         23,332
US Bancorp                                  7,921             165,787
Wachovia Corporation                        5,724             179,505
Washington Mutual, Inc.                     3,635             118,864
Wells Fargo Company                         7,041             305,931
Zions Bancorp                               385               20,243
                                                              2,872,008
Beverages-- 2.3%
Adolph Coors Company                        144               7,690
Anheuser-Busch Companies, Inc.  3,625       163,886
Brown-Forman Corporation                    301               18,843
Coca-Cola Company                           10,048            473,763
Coca-Cola Enterprises, Inc.     1,863       35,285
PepsiCo, Inc.                               7,375             359,089
The Pepsi Bottling Group, Inc.  1,170       27,495
                                                              1,086,051
Biotechnology-- 0.9%
Amgen, Inc.a                                4,210             237,612
Applera Corporation--
       Applied Biosystems Group 829         32,555
Biogen, Inc.a                               602               34,525
Chiron Corporationa                         763               33,450
Immunex Corporationa                        2,373             65,756
MedImmune, Inc.a                            847               39,258
                                                              443,156
Broadcasting-- 0.1%
Univision Communications, Inc.,
         Class Aa                           850               34,391
Building Products-- 0.1%
Crane Company                               293               7,513
Masco Corporation                           1,843             45,153
                                                              52,666

Chemicals-- 1.1%
Air Products and Chemicals, Inc.            934               $43,814
Dow Chemical Company                        3,583             121,034
E.I. du Pont de Nemours and Company         4,379             186,151
Eastman Chemical Company                    349               13,618
Engelhard Corporation                       583               16,137
FMC Corporation                             118               7,021
Great Lakes Chemical Corporation            208               5,050
Hercules, Inc.                              425               4,250
International Flavors & Fragances, Inc.
                                            449               13,340
PPG Industries, Inc.                        772               39,928
Praxair, Inc.                               602               33,261
Rohm & Haas Company                         869               30,093
Sigma-Aldrich Corporation       416         16,395
                                                              530,092
Commercial Services & Supplies-- 1.9%
Allied Waste Industries, Inc.a  771         10,840
Automatic Data Processing, Inc. 2,599       153,081
Avery Dennison Corporation      443         25,043
Cendant Corporationa                        4,156             81,499
Cintas Corporation                          715               34,320
Concord EFS, Inc.a                          1,805             59,168
Convergys Corporationa                      621               23,281
Deluxe Corporation                          353               14,678
Ecolab, Inc.                                529               21,292
Equifax, Inc.                               589               14,224
First Data Corporation                      1,696             133,051
H & R Block, Inc.                           866               38,710
IMS Health, Inc.                            1,234             24,075
Moody's Corporation                         665               26,507
Paychex, Inc.                               1,491             51,961
Pitney Bowes, Inc.                          1,049             39,453
R.R. Donnelley & Sons Company   575         17,072
Robert Half International, Inc.a            737               19,678
Sabre Holdings Corporationa     499         21,133
Waste Management, Inc.                      2,707             86,381
                                                              895,447
Communications Equipment-- 2.6%
ADC Telecommunications, Inc.a   3,190       14,674
Andrew Corporationa                         373               8,165
Avaya, Inc.a                                1,110             13,487
CIENA Corporationa                          1,356             19,404
Cisco Systems, Inc.a                        31,704            574,159
Comverse Technology, Inc.a      769         17,203
Corning, Inc.                               3,594             32,058
JDS Uniphase Corporationa       5,113       44,381
Lucent Technologies, Inc.       13,328      83,833
Motorola, Inc.                              9,248             138,905
Nortel Networks Corporation     12,390      92,925
QUALCOMM, Inc.a                             3,270             165,135
Scientific-Atlanta, Inc.                    717               17,165
Tellabs, Inc.a                              1,567             23,442
                                                              1,244,936
Communication Services-- 0.0%
Citizens Communications Companya            1,104             $11,769
Computers & Peripherals-- 3.7%
Apple Computer, Inc.a                       1,429             31,295
Compaq Computer Corporation     7,214       70,409
Dell Computer Corporationa      10,794      293,381
EMC Corporation                             9,592             128,916
Gateway 2000, Inc.a                         1,294             10,404
Hewlett-Packard Company                     7,608             156,268
International Business Machines Corporation
                                            7,168             867,041
Lexmark International Group, Inc., Class Aa
                                            519               30,621
NCR Corporationa                            412               15,186
Network Appliance, Inc.a                    1,396             30,531
Sun Microsystems, Inc.a                     14,175            174,353
                                                              1,808,405
Construction & Engineering-- 0.0%
Fluor Corporation                           323               12,080
KB HOME                                     178               7,138
McDermott International, Inc.a  263         3,227
                                                              22,445
Construction Materials-- 0.0%
Vulcan Materials Company                    419               20,087
Containers & Packaging-- 0.1%
Ball Corporation                            103               7,282
Bemis Company, Inc.                         187               9,197
Pactiv Corporationa                         733               13,011
Sealed Air Corporationa                     371               15,144
Temple-Inland, Inc.                         211               11,970
                                                              56,604
Diversified Financials-- 6.0%
American Express Company                    5,521             197,044
Capital One Financial Corporation           801               43,214
Charles Schwab Corporation      5,378       83,198
Citigroup, Inc.                             20,848            1,052,407
Countrywide Credit Industries, Inc.         444               18,191
Federal Home Loan Mortgage Corporation2,775 181,485
Federal National Mortgage Association       4,013             319,033
Fiserv, Inc.a                               769               32,544
Franklin Resources, Inc.                    1,010             35,623
Household International, Inc.   1,932       111,940
John Hancock Financial Services, Inc.       1,273             52,575
Lehman Brothers Holdings, Inc.  955         63,794
MBNA Corporation                            3,499             123,165
Merrill Lynch & Company, Inc.   3,519       183,410
Morgan Stanley Dean Witter & Co.            4,716             263,813
Providian Financial Corporation 1,124       3,990
State Street Corporation                    1,335             69,754
The Bear Stearns Companies, Inc.            409               23,984
USA Education, Inc.                         665               55,873
                                                              2,915,037
Diversified Telecommunications Services-- 4.3%
Alltel Corporation                          1,347             $83,150
AT&T Corporation                            14,139            256,481
BellSouth Corporation                       7,818             298,257
CenturyTel, Inc.                            539               17,679
Qwest Communications International, Inc.
                                            6,993             98,811
SBC Communications, Inc.                    13,656            534,906
Sprint Corporation (Fon Group)  3,654       73,372
Verizon Communications                      11,054            524,623
WorldCom, Inc.                              11,769            165,708
                                                              2,052,987
Electric Utilities-- 2.3%
AES Corporationa                            2,194             35,872
Allegheny Energy, Inc.                      468               16,951
Ameren Corporation                          550               23,265
American Electric Power Company 1,318       57,373
Calpine Corporationa                        1,115             18,721
CINergy Corporation                         627               20,961
CMS Energy Corporation                      551               13,241
Consolidated Edison Company of New York, Inc.
                                            962               38,826
Constellation Energy Group      604         16,036
Dominion Resources, Inc.                    988               59,379
DTE Energy Company                          556               23,319
Duke Energy Corporation                     3,342             131,207
Edison International                        1,416             21,382
Entergy Corporation                         957               37,428
Exelon Corporation                          1,407             67,367
FirstEnergy Corporation                     2,183             76,361
FPL Group, Inc.                             766               43,202
Mirant Corporationa                         1,264             20,249
Niagara Mohawk Power Corporationa           764               13,546
PG & E Corporation                          1,544             29,707
Pinnacle West Capital Corporation           363               15,192
PPL Corporation                             597               20,805
Progress Energy, Inc.                       875               39,401
Public Service Enterprise Group, Inc.       971               40,966
Reliant Energy, Inc.                        1,185             31,426
Southern Company                            2,805             71,107
TECO Energy, Inc.                           552               14,484
TXU Corporation                             1,116             52,619
Xcel Energy, Inc.                           1,361             37,754
                                                              1,088,147
Electrical Equipment-- 0.5%
American Power Conversion Corporationa830   12,002
Cooper Industries, Inc.                     454               15,854
Emerson Electric Company                    1,830             104,493
Jabil Circuit, Inc.a                        803               18,244
Molex, Inc.                                 816               25,255
Power-One, Inc.a                            305               3,175
Rockwell International Corporation          778               13,895
Symbol Technologies, Inc.       919         14,594
Thermo Electron Corporation     672         $16,034
Thomas & Betts Corporation      241         5,097
                                                              228,643
Electronic Equipment & Instruments-- 0.3%
Agilent Technologies, Inc.a     1,804       51,432
Millipore Corporation                       164               9,955
Palm, Inc.a                                 2,284             8,862
PerkinElmer, Inc.                           351               12,292
Sanmina Corporationa                        1,223             24,338
Solectron Corporationa                      2,707             30,535
Tektronix, Inc.a                            354               9,126
                                                              146,540
Energy Equipment & Services-- 0.6%
Baker Hughes, Inc.                          1,336             48,724
Halliburton Company                         1,791             23,462
Nabors Industries, Inc.a                    616               21,147
Rowan Companies, Inc.a                      368               7,128
Schlumberger Ltd.                           2,387             131,166
Transocean Sedco Forex, Inc. 1,276          43,154
                                                              274,781
Food & Drug Retailing-- 1.0%
Albertson's, Inc.                           1,768             55,674
CVS Corporation                             1,619             47,922
Kroger Companya                             3,447             71,939
Safeway, Inc.a                              2,157             90,055
SUPERVALU, Inc.                             510               11,281
Sysco Corporation                           2,876             75,409
Walgreen Company                            4,281             144,099
Winn-Dixie Stores, Inc.                     604               8,607
                                                              504,986
Food Products-- 1.3%
Archer-Daniels-Midland Company  2,845       40,826
Campbell Soup Company                       1,818             54,304
ConAgra, Inc.                               2,196             52,199
General Mills, Inc.                         1,501             78,067
H.J. Heinz Company                          1,484             61,022
Hershey Foods Corporation       610         41,297
Kellogg Company                             1,736             52,254
Sara Lee Corporation                        3,224             71,669
Unilever NV                                 2,346             135,153
Wm. Wrigley Jr. Company                     941               48,339
                                                              635,130
Gas Utilities-- 0.4%
Dynegy, Inc., Class A                       1,325             33,787
El Paso Corporation                         2,238             99,837
KeySpan Corporation                         543               18,815
Kinder Morgan, Inc.                         479               26,676
NICOR, Inc.                                 176               7,329
People's Energy Corporation     136         5,158
Sempra Energy                               845               20,745
                                                              212,347
Healthcare Equipment & Supplies-- 1.5%
Allergan, Inc.                              528               $39,626
Bausch & Lomb, Inc.                         216               8,135
Baxter International, Inc.      2,353       126,191
Becton, Dickinson & Company     1,018       33,747
Biomet, Inc.                                1,087             33,588
Boston Scientific Corporationa  1,580       38,110
C.R. Bard, Inc.                             195               12,578
Guidant Corporationa                        1,230             61,254
Medtronic, Inc.                             5,221             267,367
St. Jude Medical, Inc.a                     350               27,177
Stryker Corporation                         820               47,863
Viasys Healthcare, Inc.a                    88                1,778
Zimmer Holdings, Inc.a                      824               25,165
                                                              722,579
Healthcare Providers & Services-- 1.2%
Aetna, Inc.                                 602               19,860
Cardinal Health, Inc.                       1,777             114,901
CIGNA Corporation                           667               61,798
HCA-The Healthcare Corp.                    2,136             82,321
Health Management Associates, Inc., Class Aa1,027             18,897
HEALTHSOUTH Corporationa                    1,682             24,927
Humana, Inc.a                               712               8,394
Manor Care, Inc.a                           444               10,527
McKesson Corporation                        1,143             42,748
Quintiles Transnational Corporationa        470               7,544
Tenet Healthcare Corporationa   1,240       72,813
UnitedHealth Group, Inc.                    1,329             94,053
Wellpoint Health Networks, Inc.a            293               34,237
                                                              593,020
Hotels, Restaurants & Leisure-- 0.8%
Carnival Corporation                        2,374             66,662
Darden Restaurants, Inc.                    588               20,815
Harrah's Entertainment, Inc.a               513               18,986
Hilton Hotels Corporation                   1,511             16,500
Marriott International, Inc., Class A       1,013             41,178
McDonald's Corporation                      5,078             134,415
Starbucks Corporationa                      1,546             29,451
Starwood Hotels & Resorts Worldwide, Inc.676                  20,179
Tricon Global Restaurants, Inc.a            617               30,356
Wendy's International, Inc.                 509               14,848
                                                              393,390
Household Durables-- 0.4%
American Greetings Corporation                  313         4,313
Black & Decker Corporation                      374         14,111
Centex Corporation                          270               15,414
Fortune Brands, Inc.                        692               27,396
Leggett & Platt, Inc.                       815               18,745
Maytag Corporation                          374               11,605
Newell Rubbermaid, Inc.                     1,122             30,934
Pulte Corporation                           244               $10,900
The Stanley Works                           376               17,510
Tupperware Corporation                      278               5,352
Whirlpool Corporation                       313               22,952
                                                              179,232
Household Products-- 1.5%
Clorox Company                              951               37,612
Colgate-Palmolive Company                       2,245       129,649
Kimberly-Clark Corporation                      2,123       126,956
Procter & Gamble Company                    5,172             409,260
                                                              703,477
Industrial Conglomerates-- 4.9%
General Electric Company                    41,727            1,672,418
ITT Industries, Inc.                        379               19,140
Minnesota Mining & Manufacturing Company1,640                 193,864
Textron, Inc.                               646               26,783
Tyco International Ltd.                     7,956             468,609
                                                              2,380,814
Insurance-- 3.8%
AFLAC, Inc.                                 2,202             54,081
Allstate Corporation                        3,019             101,740
Ambac Financial Group, Inc.                     438         25,343
American International Group, Inc.          10,705            849,977
Aon Corporation                             1,014             36,017
Chubb Corporation                           744               51,336
Cincinnati Financial Corporation            654               24,950
Conseco, Inc.a                              1,305             5,820
Hartford Financial Services Group, Inc.         976  61,322
Jefferson-Pilot Corporation                     662         30,631
Lincoln National Corporation                    864           41,965
Loews Corporation                           777               43,030
Marsh & McLennan Companies, Inc.            1,160             124,642
MBIA, Inc.                                  598               32,071
MetLife, Inc.                               3,108             98,461
MGIC Investment Corporation                     504         31,107
Progressive Corporation Ohio 31046,283
Safeco Corporation                          519               16,167
St. Paul Companies, Inc.                    953               41,903
Torchmark Corporation                       558               21,946
UNUM Corporation                            956               25,344
XL Capital Ltd.                             521               47,599
                                                              1,811,735
Internet Software & Services-- 0.1%
Yahoo!, Inc.a                               2,301             40,820
Investment Companies-- 1.9%
Standard and Poor's Depository Receipts*7,520                 859,010
Stilwell Financial, Inc.                    898               24,443
T. Rowe Price Group, Inc.       497         17,261
                                                              900,714
IT Consulting & Services-- 0.4%
Computer Sciences Corporationa  681         $33,355
Electronic Data Systems Corporation         1,880             128,874
Unisys Corporationa                         1,188             14,898
                                                              177,127
Leisure Equipment & Products-- 0.2%
Brunswick Corporation                       415               9,031
Eastman Kodak Company                       1,238             36,434
Hasbro, Inc.                                736               11,945
International Game Technologya  301         20,558
Mattel, Inc.                                1,718             29,550
                                                              107,518
Machinery-- 0.8%
Caterpillar, Inc.                           1,448             75,658
Cummins Engine Company, Inc. 1495,742
Danaher Corporation                         519               31,301
Deere & Company                             1,030             44,970
Dover Corporation                           918               34,030
Eaton Corporation                           321               23,886
Illinois Tool Works, Inc.       1,266       85,733
Ingersoll-Rand Company                      663               27,720
Navistar International Corporation          308               12,166
PACCAR, Inc.                                344               22,573
Pall Corporation                            500               12,030
Parker Hannifin Corporation     460         21,119
                                                              396,928
Media-- 2.4%
Clear Channel Communications, Inc.a         2,400             122,184
Comcast Corporationa                        3,728             134,208
Dow Jones & Company, Inc.       393         21,509
Gannett Company, Inc.                       1,133             76,172
Interpublic Group Companies, Inc.           1,522             44,960
Knight-Ridder, Inc.                         336               21,816
McGraw-Hill Companies, Inc.     853         52,016
Meredith Corporation                        190               6,774
New York Times Company                      672               29,064
Omnicom Group, Inc.                         703               62,813
The Walt Disney Company                     8,960             185,651
Tribune Company                             1,318             49,333
Viacom, Inc.a                               7,577             334,524
                                                              1,141,024
Metals & Mining-- 0.6%
Alcan Aluminum Ltd.                         1,373             49,332
Alcoa, Inc.                                 3,515             124,958
Allegheny Technologies, Inc. 3816,382
Barrick Gold Corporation                    2,065             32,929
Freeport-McMoRan Copper & Gold, Inc.a       638               8,543
Inco Ltd.a                                  657               11,129
Newmont Mining Corporation      697         13,320
Nucor Corporation                           369               19,542
Phelps Dodge Corporation                    305               $9,882
Placer Dome, Inc.                           1,376             15,012
USX-US Steel Group                          365               6,610
Worthington Industries, Inc. 3855,467
                                                              303,106
Multiline Retail-- 3.5%
Big Lots, Inc.a                             438               4,555
Costco Companies, Inc.a                     1,952             86,630
Dillard's, Inc.                             453               7,248
Dollar General Corporation      1,197       17,835
Family Dollar Stores, Inc.      711         21,316
Federated Department Stores, Inc.a          863               35,297
J.C. Penney Company, Inc.       976         26,254
Kmart Corporationa                          1,939             10,587
Kohl's Corporationa                         1,344             94,671
May Department Stores Company   1,251       46,262
Nordstrom, Inc.                             624               12,623
Sears, Roebuck & Company                    1,381             65,791
Target Corporation                          3,752             154,020
Wal-Mart Stores, Inc.                       18,793            1,081,537
                                                              1,664,626
MultiMedia-- 1.3%
AOL Time Warner, Inc.a                      19,350            621,135
Multi-Utilities-- 0.2%
NiSource, Inc.                              814               18,771
The Williams Companies, Inc. 2,126          54,255
                                                              73,026
Office Electronics-- 0.1%
Imagistics International, Inc.a 76          939
Xerox Corporation                           2,710             28,238
                                                              29,177
Oil & Gas-- 5.1%
Amerada Hess Corporation                    386               24,125
Anadarko Petroleum Corporation  961         54,633
Apache Corporation                          504               25,130
Ashland, Inc.                               298               13,732
Burlington Resources, Inc.      907         34,049
Chevron Corporation                         4,327             387,742
Conoco, Inc., Class B                       2,634             74,542
Devon Energy Corporation                    525               20,291
EOG Resources, Inc.                         479               18,734
Exxon Mobil Corporation                     28,542            1,121,701
Kerr-McGee Corporation                      396               21,701
Noble Drilling Corporationa     556         18,926
Occidental Petroleum Corporation            1,381             36,638
Phillips Petroleum Company      1,552       93,523
Royal Dutch Petroleum Company   8,933       437,896
Sunoco, Inc.                                339               12,658
Unocal Corporation                          1,004             36,214
USX-Marathon Group                          1,232             36,960
                                                              2,469,195
Paper & Forest Products-- 0.5%
Boise Cascade Corporation       247         $8,400
Georgia-Pacific Corporation     1,000       27,610
International Paper Company     1,928       77,795
Louisiana-Pacific Corporation   449         3,790
Mead Corporation                            441               13,622
Westvaco Corporation                        430               12,233
Weyerhaeuser Company                        951               51,430
Willamette Industries, Inc.     455         23,715
                                                              218,595
Personal Products-- 0.4%
Alberto-Culver Company                      265               11,856
Avon Products, Inc.                         1,069             49,709
Gillette Company                            4,240             141,616
                                                              203,181
Pharmaceuticals-- 9.0%
Abbott Laboratories                         6,259             348,939
American Home Products Corporation          5,372             329,626
AmerisourceBergen Corporation   425         27,009
Bristol-Myers Squibb Company 7,909          403,359
Eli Lilly & Company                         4,524             355,315
Forest Laboratories, Inc.a      718         58,840
Johnson & Johnson                           12,254            724,211
King Pharmaceuticals, Inc.a     920         38,760
Merck & Company, Inc.                       9,494             558,247
Pfizer, Inc.                                26,139            1,041,639
Pharmacia Corporation                       5,384             229,628
Schering-Plough Corporation     6,068       217,295
Watson Pharmaceuticals, Inc.a   406         12,744
                                                              4,345,612
Real Estate-- 0.1%
Equity Office Properties Trust  1,656       49,813
Equity Residential Properties Trust         102               2,928
                                            52,741
Road & Rail-- 0.3%
Burlington Northern Santa Fe 1,650          47,074
CSX Corporation                             891               31,230
Norfolk Southern Corporation 1,554          28,485
Ryder System, Inc.                          320               7,088
Union Pacific Corporation       945         53,865
                                                              167,742
Semiconductor Equipment & Products-- 3.9%
Advanced Micro Devices, Inc.a   1,412       22,394
Altera Corporationa                         1,668             35,395
Analog Devices, Inc.a                       1,385             61,480
Applied Materials, Inc.a                    3,584             143,718
Applied Micro Circuits Corporationa         1,230             13,924
Broadcom Corporation, Class Aa  1,201       49,085
Conexant Systems, Inc.a                     993               14,260
Intel Corporation                           28,449            894,721
KLA Tencor Corporationa                     723               $35,832
Linear Technology Corporation   1,282       50,049
LSI Logic Corporationa                      1,471             23,212
Maxim Integrated Products, Inc.a            1,326             69,628
Micron Technology, Inc.a                    2,526             78,306
National Semiconductor Corporationa         713               21,953
Novellus Systems, Inc.a                     630               24,854
PMC-Sierra, Inc.a                           683               14,521
QLogic Corporationa                         355               15,801
Teradyne, Inc.a                             737               22,213
Texas Instruments, Inc.                     7,233             202,524
Vitesse Semiconductor Corporationa          755               9,385
Xilinx, Inc.a                               1,424             55,607
                                                              1,858,862
Software-- 4.7%
Adobe Systems, Inc.                         966               29,994
Autodesk, Inc.                              263               9,802
BMC Software, Inc.a                         975               15,961
Citrix Systems, Inc.a                       761               17,244
Computer Associates International, Inc.2,421                  83,500
Compuware Corporationa          1,491       17,579
Intuit, Inc.a                               850               36,363
Mercury Interactive Corporationa            352               11,961
Microsoft Corporationa*                     22,766            1,508,248
Novell, Inc.a                               1,464             6,720
NVIDIA Corporationa                         571               38,200
Oracle Corporationa                         23,854            329,424
Parametric Technology Corporationa          1,083             8,458
PeopleSoft, Inc.a                           1,201             48,280
Sapient Corporationa                        487               3,760
Siebel Systems, Inc.a                       1,783             49,888
VERITAS Software Corporationa   1,622       72,714
                                                              2,288,096
Specialty Retail-- 2.2%
AutoZone, Inc.a                             467               33,530
Bed Bath & Beyond, Inc.a                    1,145             38,815
Best Buy Company, Inc.a                     855               63,680
Circuit City Stores-Circuit City Group844   21,902
Gap, Inc.                                   3,557             49,584
Home Depot, Inc.                            9,772             498,470
Limited, Inc.                               1,762             25,937
Lowe's Companies, Inc.                      3,165             146,888
Office Depot, Inc.a                         1,484             27,513
RadioShack Corporation                      817               24,592
Sherwin-Williams Company                    678               18,645
Staples, Inc.a                              1,824             34,109
Tiffany & Company                           596               18,756
TJX Companies, Inc.                         1,244             49,586
Toys "   " Us, Inc.a                        855               17,733
                                                              1,069,740
Textile & Apparel-- 0.2%
Liz Claiborne, Inc.                         253               $12,587
Nike, Inc.                                  1,148             64,564
Reebok International Ltd.a      257         6,810
VF Corporation                              517               20,168
                                                              104,129
Tobacco-- 0.9%
Philip Morris Companies, Inc.   8,680       397,978
UST, Inc.                                   725               25,375
                                                              423,353
Trading Companies & Distributors-- 0.1%
Genuine Parts Company                       762               27,965
W.W. Grainger, Inc.                         410               19,680
                                                              47,645
Wireless Telecommunications Services-- 0.6%
AT&T Wireless Services, Inc.a   10,486      150,684
Nextel Communications, Inc.a 3,014          33,034
Sprint Corporation (PCS Group)a 4,174       101,887
                                                              285,605
Total Common Stocks
(cost $39,305,548)                                            44,154,169
COMMERCIAL PAPER-- DOMESTIC-- 2.8%
Beverages -- 0.7%
Coca Cola Company
1.720%                       03/01/02       $350,000          349,013
Financial Services-- 2.1%
Caterpillar Financial Services Corporation
1.730%                       02/08/02       1,000,000         998,174
Total Commercial Paper-- Domestic
(cost $1,347,187)                                             1,347,187
COMMERCIAL PAPER -- FOREIGN -- 2.1% Banks -- 2.1% Toronto Dominion Holdings
(cost $996,411)1.770%        03/15/02       1,000,000         996,411
U.S. GOVERNMENT SECURITIES-- 1.2%
United States Treasury Bills
(cost $597,847)*1.642%       03/21/02       600,000           597,847

TIME DEPOSIT-- 1.5%
State Street Bank & Trust Company
(cost $735,000)1.250%        01/02/02       $735,000          $735,000
Total Investments-- 99.2%
(cost $42,981,993)**                                          47,830,614
Other Assets Less Liabilities-- 0.8%                          388,518
Net Assets-- 100.0%                                           $48,219,132

         a        Non-income producing security
         * ________ $597,847 market value of securities has been pledged as collateral for initial margin for future contracts. ** Aggregate cost for Federal tax purposes is $43,248,682. Aggregate gross unrealized appreciation ~for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $9,511,607 and $4,929,675, respectively. Net unrealized appreciation for tax purposes is $4,581,932.

See notes to financial statements


Schedule of futures contracts

Number of         Contract Total            Unrealized~
Contracts         Description       Contract Value   Loss
12                S&P 500           $3,447,600       $11,150
                  March 2002
                  (Long)


See notes to financial statements

Transamerica Premier balanced Fund
Portfolio Manager: Gary U. Rolle, Co-Managers: Jeffrey S. Van Harte, Heidi Y. Hu

Fund Performance
The Transamerica Premier Balanced Fund (Investor Class) returned -5.22% for the 12-month period ended December 31, 2001. In comparison, the benchmark indices, the S&P 500 Index and the Lehman Brothers Government/Credit Bond Index, returned -11.88% and 8.51%, respectively. Since the Fund's inception in October 1995, it has achieved an average annual return of 15.56%.

Portfolio Manager Comments
The Transamerica Premier Balanced Fund has maintained its historical out-performance against the S&P 500 during 2001, due primarily to the focus on secular growth stories in our stock holdings, and strong performance in our bond portfolio. Our top five equity holdings at year-end all had positive returns, in contrast with the broadly negative returns of the S&P 500. Three of our top holdings, Harley Davidson, W.W. Grainger, and Lockheed Martin, had full-year returns of over 30%.

The Fund's fixed-income returns of 10.73% also contributed to total fund performance, outperforming the Lehman Brothers Government/Credit Bond Index's 8.51% full-year return. The Fund was substantially invested in investment grade corporate bonds, which outperformed Treasuries in anticipation of an economic recovery. Portfolio Asset Mix


Going Forward
We believe that the domestic economy will recover during the first half of 2002. With the outlook for profits turning more favorable (albeit off of low levels), stock returns are expected to be positive in 2002. Since inflation is expected to remain tame, bond returns are expected to be positive as well. The stock portion of the portfolio will continue to favor secular growth companies with sustainable business models and dominant industry positions, while the bond portfolio will continue to favor the more cyclical credits leveraged to an economic recovery.

Thank you for your continued investment in the Transamerica Premier Balanced
Fund.

Comparison of change in value of a $10,000 investment in Transamerica Premier Balanced Fund with Lehman Brothers Government/Credit Bond Index and S&P 500 Index**

Total Returns                       Average Annual Total Return
As of December 31, 2001    One Year Five Years       Since Inception*
Investor Class                      -5.22%           15.92%            15.56%
Class A                             -5.51%           15.68%            15.29%
Class M                             -5.79%           15.40%            15.00%
S&P 500 Index                       -11.88%          10.70%            13.16%
Lehman Brothers Government/
     Credit Bond Index              8.51%            7.37%             7.11%

Investor Class ($24,684 at 12/31/01) Class A ($23,048 at 12/31/01) Class M
($23,716 at 12/31/01) S&P 500 Index ($21,670 at 12/31/01)

Lehman Brothers Government/Credit Bond Index($15,365 at 12/31/01)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Lehman Brothers Government/Credit Bond Index is a broad -- based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.
         * ________ Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
         This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Transamerica premier Balanced Fund
Schedule of Investments-- December 31, 2001

                                                                                Market
                                                     Shares                     Value
                                                     Shares or                  MarkeT
                                                     Principal Amount  Value

COMMON STOCKS-- 65.0%
Aerospace & Defense-- 4.0%
Lockheed Martin Corporation                          120,000                    $5,600,400
Auto Components-- 3.9%
Delphi Automotive Systems Corporation                400,000                    5,464,000
Automobiles-- 5.8%
Harley-Davidson, Inc.                                150,000                    8,146,500
Banks-- 3.4%
Wells Fargo Company                                  110,000                    4,779,500
Biotechnology-- 3.4%
Amgen, Inc.a                                         20,000                     1,128,800
ImClone Systems, Inc.a                               49,283                     2,289,688
Immunex Corporationa                                 50,000                     1,385,500
                                                                                4,803,988
Building Products-- 2.0%
American Standard Companies, Inc.a          40,000                     2,729,200
Commercial Services & Supplies-- 1.4%
First Data Corporation                               25,000                     1,961,250
Communications Equipment-- 1.6%
QUALCOMM, Inc.a                             45,000                     2,272,500
Computers & Peripherals-- 2.4%
Dell Computer Corporationa                  125,000                    3,397,500
Construction & Engineering-- 4.6%
Fluor Corporation                           85,000                     3,179,000
Jacobs Engineering Group, Inc.a             50,000                     3,300,000
                                                                                6,479,000
Diversified Financials-- 4.2%
Charles Schwab Corporation                  114,000                    1,763,580
Merrill Lynch & Company, Inc.                        50,000                     2,606,000
State Street Corporation                    30,000                     1,567,500
                                                                                5,937,080
Electric Utilities-- 1.2%
Calpine Corporationa                                 100,000                    1,679,000
Household Durables-- 1.5%
American Greetings Corporation              150,000                    2,067,000
Insurance-- 2.5%
American International Group, Inc.          20,000                     1,588,000
St. Paul Companies, Inc.                    45,000                     1,978,650
                                                                                3,566,650
Internet Software & Services-- 1.4%
VeriSign, Inc.a                             50,000                     1,902,000
Machinery-- 3.2%
Caterpillar, Inc.                           85,000                     4,441,250
Media-- 4.4%
McGraw-Hill Companies, Inc.                          100,000                    6,098,000
Oil & Gas-- 0.8%
Apache Corporation                                   22,000                     1,097,360
Pharmaceuticals-- 1.4%
Pfizer, Inc.                                         50,000                     $1,992,500
Semiconductor Equipment & Products-- 4.7%
Intel Corporation                           210,000                    6,604,500
Software-- 2.4%
Microsoft Corporationa                               50,000                     3,312,500
Trading Companies & Distributors-- 4.8%
W.W. Grainger, Inc.                                  140,000                    6,720,000
Total Common Stocks
(cost $83,231,767)                                                              91,051,678
PREFERRED STOCK-- 0.6%
Diversified Telecommunications Services-- 0.6%
Centaur Funding Corporationb
(cost $890,976)                             800                        904,461
CORPORATE BONDS-- 24.1%
Automobiles-- 1.7%
DaimlerChrysler NA Holdings Corporation
         7.750%            01/18/11         $1,000,000                 1,036,640
Ford Motor Company
         7.450%            07/16/31         1,500,000                  1,376,295
                                                                                2,412,935
Banks -- 3.4%
Capital One Bank
         6.760%            07/23/02         1,000,000                  1,011,890
HSBC Capital Funding LPb, c
         10.176%           12/29/49         1,000,000                  1,260,270
Mellon Bank Corporation
         7.000%            03/15/06         300,000                    320,877
Royal Bank of Scotland Group PLC
         9.118%            03/31/49         1,000,000                  1,137,000
Standard Chartered Bankb
         8.000%            05/30/31         1,000,000                  1,039,400
                                                                                4,769,437
Commercial Services & Supplies-- 0.3%
Valassis Communications, Inc.
         6.625%            01/15/09         500,000                    491,975
Diversified Financials-- 5.0%
Abbey National PLCc
         7.350%            10/29/49         1,750,000                  1,811,530
General Motors Acceptance Corporation
         6.750%            01/15/06         1,500,000                  1,519,245
Lehman Brothers Holdings, Inc.
         7.875%            08/15/10         1,000,000                  1,084,340
Merrill Lynch & Company, Inc.
         6.640%            09/19/02         500,000                    514,165
         6.130%            05/16/06         1,000,000                  1,039,760
Sears Roebuck Acceptance Corporation
         6.750%            08/15/11         1,000,000                  995,720
                                                                                6,964,760
Diversified Telecommunications Services-- 3.2%
Deutsche Telekom International Finance BV
         7.750%            06/15/05         $1,000,000                 $1,070,290
Telefonica de Argentina SA
         11.875%           11/01/04         1,000,000                  782,500
Telefonica Europe BV
         7.350%            09/15/05         1,000,000                  1,053,070
WorldCom, Inc.c
         6.125%            04/15/02         500,000                    503,895
         7.375%b           01/15/11         1,000,000                  1,032,500
                                                                                4,442,255
Electric Utilities-- 2.2%
AES Corporation
         7.375%            06/15/03         750,000           720,000
Commonwealth Edison Company
         7.000%            07/01/05         300,000           313,317
Dominion Resources, Inc.
         7.400%            09/16/02         1,000,000         1,028,700
FirstEnegy Corporation, Series A
         5.500%            11/15/06         1,000,000         985,830
                                                                       3,047,847
Food & Drug Retailing-- 0.6%
Shoppers Food Warehouse Corporation
         9.750%            06/15/04         775,000           802,636
Media-- 1.6%
News America Holdings, Inc.
         7.750%            12/01/45         1,200,000         1,153,056
Viacom, Inc.
         7.875%            07/30/30         1,000,000         1,103,950
                                                                       2,257,006
Multiline Retail -- 0.2%
Dayton Hudson Corporation
         6.400%            02/15/03         300,000           312,339
Oil & Gas-- 1.4%
Valero Energy Corporationb
         6.750%            12/15/02         1,000,000         1,021,420
Williams Companies, Inc.c
         6.750%            01/15/06         1,000,000         990,170
                                                                       2,011,590
Paper & Forest Products-- 3.0%
Abitibi-Consolidated, Inc.
         8.850%            08/01/30         1,000,000         1,036,140
International Paper Company
         8.000%            07/08/03         1,000,000         1,064,590
Nexfor, Inc.
         8.125%            03/20/08         1,000,000         1,000,380
Westvaco Corporation
         8.200%            01/15/30         1,000,000         1,077,100
                                                                       4,178,210
Real Estate-- 1.5%
EOP Operating LP
         6.376%            02/15/12 $1,000,000       $        1,003,360
Simon Property Group, Inc.b
         6.750%            11/15/03 1,000,000                 1,037,790
                                                                       2,041,150
Total Corporate Bonds
(cost $33,067,413)                                                     33,732,140
CONVERTIBLE BONDS-- 1.3%
Biotechnology -- 0.8% ImClone Systems, Inc.
         5.500%            03/01/05 1,000,000                 1,068,600
Pharmaceuticals-- 0.5%
Vertex Pharmaceuticals, Inc.
         5.000%            09/19/07 1,000,000                 689,700
Total Convertible Bonds
(cost $2,000,000)                                             1,758,300
FOREIGN GOVERNMENT ISSUE-- 0.8%
United Mexican States
(cost $1,055,300)9.875%02/01/10     1,000,000                 1,115,000
U.S. GOVERNMENT SECURITIES-- 6.0%
U.S. Treasury Bonds
         6.125%            08/15/29 300,000                   317,532
         6.250%            05/15/30 1,000,000                 1,082,190
U.S. Treasury Notes
         6.750%            05/15/05 1,000,000                 1,087,190
         6.625%            05/15/07 250,000                   274,610
         5.750%            08/15/10 3,500,000                 3,671,710
         5.000%            02/15/11 2,000,000                 1,992,500
Total U.S. Government Securities
(cost $8,426,140)                                             8,425,732
TIME DEPOSIT-- 1.6%
State Street Bank & Trust Company
(cost $2,241,000) 1.250%   01/02/02 2,241,000        2,241,000
Total Investments-- 99.4%
(cost $130,912,596)*                                                   139,228,311
Other Assets Less Liabilities-- 0.6%                                   838,055
Net Assets-- 100.0%                                                    $140,066,366

a        Non-income producing security
b ________ Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 2001, these securities aggregated $6,295,841 or 4.49% of the net assets of the fund.
c        Variable rate security
* ________ Aggregate cost for Federal tax purposes is $131,025,789. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized ~depreciation for all securities in which there is an excess of tax cost over value were $11,610,065 and $3,407,543, respectively. Net unrealized appreciation for tax purposes is $8,202,522.

See notes to financial statements

Transamerica Premier HIGH YIELD BOND Fund
Portfolio Manager: Edward S. Han, Co-Manager: Matthew W. Kuhns

Fund Performance
The Transamerica Premier High Yield Bond Fund (Investor Class) had a total return of 4.49% for the 12-month period ended December 31, 2001. In comparison, the Merrill Lynch High Yield Master Index and the Merrill Lynch All High Yield (includes zero coupon bonds) returned 6.20% and 4.12%, respectively. For the ten-year period ended December 31, 2001, the Fund earned an average total return of 9.36% versus a return of 8.27% for the Index.

Portfolio Manager Comments
The Fund generated a solid return in 2001 in what turned out to be a difficult and volatile year. In general, higher quality bonds outperformed those of lower-rated bonds. Weakening economic conditions, compounded by the tragic events of September 11, resulted in the highest default rate since 1991. Helping to offset these events were strong fund inflows into the high yield market (approximately $8.4 billion) and actions from the Federal Reserve to reduce interest rates.

The Fund performed well by emphasizing less cyclical sectors such as utilities, food retailing, healthcare, cable, and wireless providers.

Portfolio Asset Mix


Going Forward
Recent economic indicators suggest that the domestic economy should recover by the second half of the year. With the outlook for corporate profits turning positive and attractive returns on high yield bonds, the sector is expected to outperform.

Thank you for your continued investment in the Transamerica Premier High Yield Bond Fund.

comparison of change in value of a $10,000 investment in ~transamerica premier high yield bond fund with the merrill lynch high yield master index**


Total Returns                       Average Annual Total Return
As of December 31, 2001    One Year Five Years       Ten Years
Investor Class                      4.49%            5.50%             9.14%
Institutional Class                 4.77%            5.66%             9.36%
Merrill Lynch High Yield
    Master Index           6.20%            3.95%             8.27%

Investor Class ($30,372 at 12/31/01)
Institutional Class ($31,097 at 12/31/01)
Merrill Lynch High Yield Master Index ($28,398 at 12/31/01)

The Merrill Lynch High Yield Master Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch High Yield Master Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * ________ Effective July 1, 1998, the Transamerica High Yield Bond Fund (separate account) exchanged all of its assets for shares in the Transamerica Premier High Yield Bond Fund (Fund). The inception date of the Fund ~is considered to be September 1, 1990, the separate account's inception date. The performance prior to June 30, 1998 is the separate account's performance recalculated to reflect the actual fees and expenses of the Fund. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.
         This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Transamerica premier High Yield Bond Fund
Schedule of Investments-- December 31, 2001


                                                     Principal                  Market
                                                     Amount                     Value




CORPORATE BONDS -- 79.6% Aerospace & Defense -- 2.6% L-3 Communications
Holdings, Inc.
                           10.375%      05/01/07          $2,500,000       $2,690,625
Auto Components -- 2.5%
Advance Stores Company, Inc.b
                           10.250%      04/15/08          500,000          507,500
CSK Auto, Inc.b
                           12.000%      06/15/06          500,000          505,000
Delco Remy International, Inc.
                           10.625%      08/01/06          1,550,000        1,526,750
                                                                           2,539,250
Beverages-- 0.5%
Cott Beverages, Inc.
                           8.000%       12/15/11          500,000          491,250
Chemicals -- 3.4%
Lyondell Chemical Companyb
                           9.500%       12/15/08          1,500,000        1,485,000
MacDermid, Inc.
                           9.125%       07/15/11          1,000,000        1,020,000
OM Group, Inc.b
                           9.250%       12/15/11          1,000,000        1,010,000
                                                                           3,515,000
Commercial Services & Supplies-- 3.0%
Allied Waste North America, Inc.
                           10.000%      08/01/09          2,000,000        2,050,000
R H Donnelley Corporation
                           9.125%       06/01/08          1,000,000        1,040,000
                                                                           3,090,000
Diversified Telecommunications Services-- 3.4%
Metronet Communications Corporationc
                           0.000%       11/01/07          2,000,000        1,120,000
Nextel Communications, Inc.
                           9.375%       11/15/09          500,000          387,500
Telefonica de Argentina SA
                           11.875%      11/01/04          1,500,000        1,173,750
Time Warner Telecom, Inc.
                           10.125%      02/01/11          1,000,000        795,000
                                                                           3,476,250
Electric Utilities-- 5.1%
AES Corporation
                           7.375%       06/15/03          1,000,000        960,000
                           9.500%       06/01/09          1,350,000        1,147,500
Calpine Corporation
                           8.625%       08/15/10          2,500,000        2,237,500
Mirant Americas Generation LLC
                           7.625%       05/01/06          500,000          457,500
                           8.300%       05/01/11          500,000          455,000
                                                                           5,257,500
Food & Drug Retailing-- 10.8%
Aurora Foods, Inc.
                           8.750%       07/01/08          $1,000,000       $920,000
Fleming Companies, Inc.
                           10.125%      04/01/08          1,000,000        1,035,000
Great Atlantic & Pacific Tea Company, Inc.
                           7.750%       04/15/07          2,000,000        1,900,000
Shoppers Food Warehouse Corporation
                           9.750%       06/15/04          4,000,000        4,142,640
Stater Brothers Holdings, Inc.
                           10.750%      08/15/06          3,000,000        3,135,000
                                                                           11,132,640
Healthcare Providers & Services-- 6.2%
Alaris Medical Systemsb
                           11.625%      12/01/06          750,000          810,000
HEALTHSOUTH Corporation
                           10.750%      10/01/08          1,000,000        1,098,750
InSight Health Services Corporationb
                           9.875%       11/01/11          500,000          522,500
Magellan Health Services, Inc.
                           9.000%       02/15/08          2,000,000        1,800,000
Triad Hospitals, Inc., Series B
                           11.000%      05/15/09          2,000,000        2,190,000
                                                                           6,421,250
Hotels, Restaurants & Leisure-- 11.8%
AMC Entertainment, Inc.
                           9.500%       02/01/11          2,000,000        1,945,000
Boyd Gaming Corporation
                           9.250%       10/01/03          1,270,000        1,292,225
Herbst Gaming, Inc.b
                           10.750%      09/01/08          2,000,000        2,070,000
John Q. Hammons Hotels, Inc.
                           8.875%       02/15/04          1,600,000        1,520,000
Mandalay Resort Group, Series B
                           10.250%      08/01/07          2,000,000        2,075,000
Meristar Hospitality Operations
                           10.500%      06/15/09          1,250,000        1,264,063
Six Flags, Inc.
                           9.250%       04/01/06          500,000          505,000
                           9.500%       02/01/09          1,500,000        1,513,125
                                                                           12,184,413
Household Durables-- 1.0%
KB Home
                           9.500%       02/15/11          1,000,000        1,020,000

Media -- 8.2% CanWest Media, Inc.
                           10.625%      05/15/11          $1,500,000       $1,605,000
Century Communications Corporation
                           0.010%       03/15/03          1,000,000        890,000
CF Cable TV, Inc.
                           9.125%       07/15/07          1,500,000        1,667,370
Charter Communication Holdings/Charter Capitalc
                           11.125%      01/15/11          2,000,000        2,120,000
                           0.000%       05/15/11          1,000,000        605,000
Lamar Advertising Company
                           8.625%       09/15/07          1,500,000        1,552,500
                                                                           8,439,870
Metals & Mining -- 2.0%
Compass Minerals Group, Inc.b
                           10.000%      08/15/11          1,250,000        1,306,250
Ryerson Tull, Inc.
                           9.125%       07/15/06          800,000          760,000
                                                                           2,066,250
Multiline Retail -- 1.7%
K Mart Corporationb
                           9.875%       06/15/08          1,000,000        800,000
Saks, Inc.
                           9.875%       10/01/11          1,000,000        930,000
                                                                           1,730,000
Oil & Gas Exploration and Distribution-- 5.1%
Chesapeake Energy Corporation
                           8.375%b      11/01/08          500,000          497,500
                           8.125%       04/01/11          2,000,000        1,950,000
Grant Prideco, Inc., Series B
                           9.625%       12/01/07          1,000,000        992,500
Parker Drilling Company, Series D
                           9.750%       11/15/06          750,000          742,500
Tesoro Petroleum Corporation, Series B
                           9.000%       07/01/08          1,000,000        1,010,000
                                                                           5,192,500
Other Consumer Services-- 1.7%
Service Corporation International
                           7.200%       06/01/06          1,000,000        885,000
                           6.875%       10/01/07          1,000,000        857,500
                                                                           1,742,500
Real Estate -- 1.4%
Meditrust Companies
                           7.820%       09/10/26          1,500,000        1,485,000
Rental Equipment-- 1.0%
United Rentals North America, Inc.
                           10.750%      04/15/08          1,000,000        1,065,000
Wireless Telecommunications Services-- 8.2%
Airgate PCS, Inc.c
                           13.500%      10/01/09          $2,000,000       $    1,560,000
American Cellular Corporation
                           9.500%       10/15/09          2,500,000        2,450,000
American Tower Corporation
                           9.375%       02/01/09          1,000,000        792,500
Crown Castle International Corporation
                           10.375%c     05/15/11          500,000          313,750
                           9.375%       08/01/11          1,000,000        920,000
Nextel Partners, Inc.b
                           12.500%      11/15/09          500,000          440,000
SBA Communications Corporation
                           10.250%      02/01/09          1,000,000        845,000
US Unwired, Inc., Series Bc
                           13.375%      11/01/09          1,500,000        1,080,000
                                                                           8,401,250
Total Corporate Bonds
(cost $82,833,735)                                                         81,940,548
CONVERTIBLE BONDS-- 10.0%
Electric Utilities-- 0.9%
Calpine Corporation
                           0.000%       04/30/21          1,000,000        982,500
Healthcare Providers & Services-- 1.5%
DaVita, Inc.
                           7.000%       05/15/09          1,500,000        1,531,350
Media-- 3.5%
Adelphia Communications Corporation
                           3.250%       05/01/21          2,000,000        2,027,600
EchoStar Communications Corporation
                           4.875%       01/01/07          1,750,000        1,574,300
                                                                           3,601,900
Semiconductor Equipment & Products-- 2.2%
Conexant Systems, Inc.
                           4.000%       02/01/07          3,500,000        2,279,900
Telecommunications Equipment-- 0.7%
Juniper Networks, Inc.
                           4.750%       03/15/07          930,000          674,250
Wireless Telecommunications Services-- 1.2%
Nextel Communications
                           5.250%       01/15/10          2,000,000        1,207,200
Total Convertible Bonds
(cost $11,178,184)                                                         10,277,100

COMMON STOCKS-- 0.0%
Media-- 0.0%
Ono Finance PLCa
(cost $0)                                                 1,000            $    10,000
PREFERRED STOCKS-- 1.9%
Media -- 1.9%
Sinclair Capital
(cost $2,000,000)                                         20,000           1,960,000
TIME DEPOSIT-- 6.5%
State Street Bank & Trust Company
(cost $6,688,000)          1.250%       01/02/02          $6,688,000       6,688,000
Total Investments-- 98.0%
(cost $102,699,919)*                                                       100,875,648
Other Assets Less Liabilities-- 2.0%                      2,030,066
Net Assets-- 100.0%                                                        $102,905,714

a        Non-income producing security
b ________ Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December, 31, 2001, these securities aggregated $9,953,750 or 9.67% of the net assets of the fund.
c ________ Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2001. Maturity disclosed is the final maturity date. * Aggregate cost for Federal tax purposes is $103,146,548. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,474,403 and $4,745,303, respectively. Net unrealized depreciation for tax purposes is $2,270,900.

See notes to financial statements

Transamerica Premier bond Fund
Portfolio Manager: Matthew W. Kuhns, Co-Manager: Heidi Y. Hu

Fund Performance
The Transamerica Premier Bond Fund (Investor Class) had a total return of 9.36% for the 12-month period ended December 31, 2001. In comparison, the Lehman Brothers Government/Credit Bond Index returned 8.51%. Since inception in October 1995, the Fund earned an average annual total return of 6.79% while the Index had a return of 7.11%. For the year ended December 31, 2001, the Fund placed 8th among 135 funds in the corporate bond category, according to Lipper.*

Portfolio Manager Comments
The Transamerica Premier Bond Fund enjoyed very good returns during 2001, and significantly outperformed its peer group universe and its benchmark index. The Fund's overemphasis in corporate bonds continued to benefit performance, as corporate bonds were one of the best performing asset classes in the fixed income market in 2001. The Fund's investments in the defense and electric utility sectors were particularly strong during the year.

With regard to the economy, the environment in 2001 turned out to be much more challenging than anticipated, as the tragic events of September 11 pushed the U.S. economy from a slow recovery into a mild recession. The one strong pillar of the economy -- the consumer -- was dealt a significant blow by the terrorist attacks. Retail sales dropped dramatically following the attacks, as the consumer retrenched and the U.S. government went to war. Department stores reported declines of over 20% year-over-year for the month of September. Auto sales, which started off the month of September on a strong note, also dropped off dramatically, but recovered towards the end of the month, rescued by 0% APR incentives from the big three. In response, the Federal Reserve flooded the financial system with liquidity via open market operations, and reduced the Federal Funds rate to 1.75% -- the lowest level since 1962.

Portfolio Asset Mix


Going Forward
The Fed's aggressive easing, along with the stimulative fiscal policy provided by the Bush tax cuts should help to support the economy, leading to moderate growth in the first half of 2002. As evidence starts to build of an upturn in the economy, corporate bonds should continue to offer very attractive returns. Long-term interest rates are likely to remain stable, reflecting a slow growth/low inflation environment. The Transamerica Premier Bond Fund continues to be well positioned to outperform in this type of market environment; and we will continue to rely on vigorous and thorough credit analysis to find undervalued quality bonds in companies that meet our stringent selection criteria.

Thank you for your continued investment in the Transamerica Premier Bond Fund.

*Includes Nasdaq listed funds and the largest of multiple class funds only.

comparison of change in value of a $10,000 investment in ~transamerica premier bond fund with the lehman brothers government/credit bond index**


Total Returns                               Average Annual Total Return
As of December 31, 2001    One Year Five Years       Since Inception*
Investor Class                      9.36%            7.29%             6.79%
Class A                             9.15%            7.14%             6.61%
Class M                             8.97%            6.93%             6.38%
Lehman Brothers Government/
    Credit Bond Index               8.51%            7.37%             7.11%

Investor Class ($15,076 at 12/31/01) Class A ($14,208 at 12/31/01) Class M
($14,573 at 12/31/01)
Lehman Brothers Government/Credit Bond Index ($15,365 at 12/31/01)

         The Lehman Brothers Government/Credit Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * ________ Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
         This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Transamerica premier Bond Fund
Schedule of Investments-- December 31, 2001


                                                     Principal                  Market
                                                     Amount                     Value
                                                     Shares or                  Market
                                                     Principal Amount  Value

CORPORATE BONDS-- 68.0%
Automobiles-- 7.6%
DaimlerChrysler NA Holdings Corporation
                           7.750%       01/18/11          $750,000         $777,480
General Motors Corporation
                           7.200%       01/15/11          1,000,000        1,011,040
                                                                           1,788,520
Diversified Financials-- 7.3%
Ford Motor Credit Company
                           7.375%       02/01/11          1,000,000        986,800
Qwest Capital Funding, Inc.b
                           7.250%       02/15/11          750,000          731,633
                                                                           1,718,433
Diversified Telecommunications Services-- 8.9%
AT&T Corporationa
                           8.000%       11/15/31          1,000,000        1,046,110
WorldCom, Inc.b
                           8.250%       05/15/31          1,000,000        1,054,430
                                                                           2,100,540
Electric Utilities-- 3.8%
Calpine Corporation
                           8.500%       02/15/11          1,000,000        905,000
Food & Drug Retailing-- 5.7%
Shoppers Food Warehouse Corporation
                           9.750%       06/15/04          800,000          828,528
Stater Brothers Holdings, Inc.
                           10.750%      08/15/06          500,000          522,500
                                                                           1,351,028
Hotels, Restaurants & Leisure-- 6.3%
MGM Mirage, Inc.
                           8.500%       09/15/10          750,000          761,782
Park Place Entertainment Corporation
                           7.500%       09/01/09          750,000          723,683
                                                                           1,485,465
Media-- 8.9%
AOL Time Warner, Inc.
                           7.625%       04/15/31          1,000,000        1,058,290
CSC Holdings, Inc.
                           8.125%       08/15/09          1,000,000        1,030,460
                                                                           2,088,750
Multiline Retail -- 2.6%
Kmart Corporation
                           7.950%       02/01/23          1,000,000        605,000
Oil & Gas Exploration and Distribution-- 4.2%
Transcontinental Gas Pipe Line Corporationa
                           7.000%       08/15/11          1,000,000        983,590

Paper & Forest Products-- 12.7%
Domtar, Inc.
                           7.875%       10/15/11          $1,000,000       $1,029,780
International Paper Company
                           6.750%       09/01/11          1,000,000        1,006,990
Weyerhaeuser Companya
                           5.950%       11/01/08          1,000,000        959,730
                                                                           2,996,500
Total Corporate Bonds
(cost $16,101,947)                                                         16,022,826
FOREIGN GOVERNMENT ISSUE-- 3.1%
United Mexican States
(cost $652,080)            9.875%       02/01/10          650,000          724,750
U.S. GOVERNMENT SECURITIES-- 22.7%
U.S. Treasury Notes
                           3.000%       11/30/03          2,000,000        2,001,560
                           4.625%       05/15/06          3,300,000        3,344,847
Total U.S. Government Securities
(cost $5,326,810)                                                          5,346,407
PREFERRED STOCK-- 0.4%
Electric Utilities-- 0.4%
Calpine Capital Trust III
(cost $150,000)                                           3,000            100,500
TIME DEPOSIT-- 4.1%
State Street Bank & Trust Company
(cost $960,000)            1.250%       01/02/02          960,000          960,000
Total Investments-- 98.3%
(cost $23,190,837)*                                                        23,154,483
Other Assets Less Liabilities-- 1.7%                      401,994
Net Assets-- 100.0%                                                        $23,556,477

a ________ Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 2001, these securities aggregated $2,989,430 or 12.69% of the net assets of the fund.
b        Variable rate security
* ________ Aggregate cost for Federal tax purposes is $23,255,449. Aggregate gross unrealized appreciation ~for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $410,586 and $511,552, respectively. Net unrealized depreciation for tax purposes is $100,966.

See notes to financial statements

Transamerica Premier cash reserve Fund
Portfolio Manager: Edward S. Han, Co-Manager: Heidi Y. Hu

Fund Performance
The Transamerica Premier Cash Reserve Fund's (Investor Class) return for the year-ended December 31, 2001 was 4.12% compared to 3.58% for the iMoneyNet Money Fund Report. The Fund has consistently ranked in the top 5% of its category. For the year-ended December 31, 2001, the Fund ranked 7th among 380 money market funds, according to Lipper.
As of December 31, 2001, the seven-day current and effective yields were 2.04% and 2.07%, respectively. The Fund's average annual total return since inception (October 1995) through December 31, 2001 was 5.31% versus 4.81% for the iMoneyNet benchmark.

Portfolio Manager Comments
The Fund's objective is to provide a high level of current income consistent with liquidity and the preservation of capital. In 2001, the Fund continued to perform well relative to its peer group despite a challenging environment caused by weakness in the U.S. economy and the tragic events of September 11.

The Federal Reserve remained watchful of recessionary pressures and lowered the federal funds rate 11 times in 2001. To this end, we actively managed the Fund in anticipation of these actions, and were able to generate consistent outperformance for our investors.

Portfolio Asset Mix


Going Forward
We expect the Federal Reserve to maintain its easing bias, while waiting to see the full impact of interest rate reductions enacted in 2001. In recognition of this economic uncertainty, we will continue to invest in high quality companies and manage the Fund to provide a high level of income, while preserving safety and liquidity.

Thank you for your continued investment in the Transamerica Premier Cash Reserve Fund.

comparison of change in value of a $10,000 investment in transamerica premier cash reserve fund with the imoneynet money fund report**

Total Returns                       Average Annual Total Return
As of December 31, 2001    One Year Five Years       Since Inception*
Investor Class                      4.12%            5.29%             5.31%
Class A                             3.76%            4.92%             4.94%
Class M                             3.50%            4.66%             4.68%
The iMoneyNet Money Fund Report(TM)
                                    3.58%            4.78%             4.81%

Investor Class ($13,818 at 12/31/01) Class A ($13,519 at 12/31/01) Class M
($13,308 at 12/31/01) iMoneyNet(TM) ($13,469 at 12/31/01)

iMoneyNet(TM) (formerly the IBC's Money Fund Report(TM)) -- All Taxable, First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 ~under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although, the Fund seeks to preserve the value of your investment ~at $1.00 per share, it is possible to lose money by investing in the Fund.
         The seven-day current and effective yields were 2.04% and 2.07% for the Investor Class, 1.69% and 1.71% for Class A, and 1.44% and 1.46% for Class M, respectively, as of December 31, 2001.
         * ________ Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
         This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Transamerica premier Cash Reserve Fund
Schedule of Investments-- December 31, 2001

                                                              Principal         Amortized
                                                              Amount            COst

         COMMERCIAL PAPER -- DOMESTIC -- 73.2% Beverages -- 4.6% Coca Cola
Company
                           1.870%           01/18/02          $600,000          $599,470
                           1.710%           02/19/02          750,000           748,254
                           1.710%           02/21/02          500,000           498,789
                           1.750%           03/07/02          500,000           498,420
                           1.750%           03/08/02          500,000           498,396
                           1.770%           03/08/02          600,000           598,075
                                                                                3,441,404
Commercial Financial Services-- 5.4%
General Electric Capital Corporation
                           2.000%           01/23/02          400,000           399,511
                           1.950%           01/28/02          700,000           698,976
                           2.350%           01/31/02          1,000,000         998,042
                           2.280%           02/05/02          400,000           399,113
                           2.280%           02/06/02          500,000           498,860
John Deere Capital Corporation
                           2.300%           01/25/02          1,000,000         998,467
                                                                                3,992,969
Commercial Services & Supplies-- 2.4%
Pitney Bowes, Inc.
                           1.890%           01/11/02          1,300,000         1,299,318
                           1.900%           01/11/02          500,000           499,736
                                                                                1,799,054

Consumer Financial Services-- 6.2%
Toyota Motor Credit Company
                           2.000%           01/09/02          500,000           499,778
                           2.000%           01/18/02          600,000           599,433
USAA Capital Corporation
                           3.850%           02/04/02          1,000,000         996,364
                           3.900%           02/05/02          1,000,000         996,208
                           3.900%           02/08/02          1,000,000         995,883
                           1.960%           02/15/02          490,000           488,800
                                                                                4,576,466
Consumer Products -- 4.4%
The Procter & Gamble Company
                           1.920%           01/17/02          1,200,000         1,198,976
                           2.000%           01/28/02          575,000           574,138
                           1.970%           02/28/02          1,000,000         996,826
                           1.750%           03/27/02          500,000           497,934
                                                                                3,267,874
Diversified Financials-- 4.0%
Goldman Sachs Group LP
                           1.950%           01/14/02          500,000           499,648
                           2.500%           01/25/02          750,000           748,750
                           1.840%           02/13/02          450,000           449,011
                           1.700%           03/15/02          500,000           498,276
                           1.700%           05/08/02          750,000           745,502
                                                                                2,941,187
Drugs & Health Care-- 2.4%
Merck & Company, Inc.
                           1.850%           03/18/02          $750,000          $747,071
                           1.770%           03/28/02          1,000,000         995,772
                                                                                1,742,843
Electric Utilities-- 5.1%
Duke Energy Corporation
                           2.000%           01/22/02          1,000,000         998,833
                           2.000%           01/23/02          1,000,000         998,778
                           2.010%           01/24/02          800,000           798,973
                           1.970%           01/25/02          500,000           499,343
                           1.830%           01/29/02          500,000           499,288
                                                                                3,795,215
Financial Services-- 19.6%
Asset Securitization Cooperative Corporation
                           2.100%           01/02/02          400,000           399,977
                           2.050%           01/09/02          700,000           699,681
                           2.050%           01/16/02          250,000           249,786
                           2.070%           01/24/02          500,000           499,339
                           1.950%           01/29/02          900,000           898,635
Caterpillar Financial Services Corporation
                           2.220%           01/08/02          600,000           599,741
                           1.720%           02/08/02          1,500,000         1,497,276
                           1.750%           04/02/02          350,000           348,452
                           1.810%           04/08/02          1,000,000         995,123
Ciesco LP
                           1.750%           01/04/02          340,000           339,950
                           1.930%           01/30/02          400,000           399,378
Corporate Asset Funding Corporation
                           1.950%           01/04/02          500,000           499,919
                           2.280%           01/08/02          800,000           799,645
                           2.260%           01/23/02          700,000           699,033
                           1.850%           01/29/02          500,000           499,281
                           1.800%           01/31/02          500,000           499,250
Delaware Funding Corporation
                           1.850%           01/07/02          300,000           299,908
                           1.800%           01/09/02          700,000           699,720
                           2.090%           01/10/02          400,000           399,791
                           1.890%           01/15/02          250,000           249,816
Receivables Capital Corporation
                           1.950%           01/10/02          899,000           898,562
                           2.110%           01/11/02          500,000           499,707
                           1.900%           01/14/02          1,000,000         999,314
                           1.910%           01/14/02          600,000           599,586
                                                                                14,570,870
Food & Drug Retailing-- 4.1%
Unilever Capital Corporation
                           2.700%           01/11/02          500,000           499,713
                           2.010%           01/18/02          800,000           799,241
                           1.990%           01/24/02          500,000           499,364
                           1.690%           02/22/02          $500,000          $498,779
                           1.760%           03/01/02          750,000           747,837
                                                                                3,044,934
Industrial Conglomerates-- 4.6%
Minnesota Mining & Manufacturing Company
                           1.890%           01/17/02          460,000           459,614
                           1.700%           02/14/02          700,000           698,546
                           1.700%           02/15/02          700,000           698,512
                           1.720%           03/15/02          1,000,000         996,512
                           1.750%           03/21/02          600,000           597,696
                                                                                3,450,880
Insurance -- 4.0% AIG Funding, Inc.
                           1.830%           02/01/02          500,000           499,212
                           1.760%           02/11/02          1,400,000         1,397,194
                           1.840%           02/25/02          600,000           598,313
                           1.840%           03/11/02          500,000           498,237
                                                                                2,992,956
Media-- 1.0%
Gannett Company, Inc.
                           1.750%           01/16/02          750,000           749,453
Paper & Forest Products-- 1.3%
Kimberly-Clark Corporation
                           1.780%           02/04/02          1,000,000         998,319
Pharmaceuticals-- 2.4%
Pfizer, Inc.
                           2.000%           01/25/02          700,000           699,067
                           1.900%           02/01/02          600,000           599,018
                           1.840%           02/11/02          500,000           498,952
                                                                                1,797,037
Wireless Telecommunications Services-- 1.7%
SBC Communications, Inc.
                           1.800%           03/27/02          800,000           796,600
                           1.850%           03/27/02          500,000           497,816
                                                                                1,294,416
Total Commercial Paper -- Domestic
(amortized cost $54,455,877)                                                    54,455,877
COMMERCIAL PAPER-- FOREIGN-- 8.1%
Banks-- 6.1%
Canadian Imperial Bank of Commerce
                           1.780%           06/12/02          1,000,000         1,000,000
Canadian Imperial Holdings, Inc.
                           1.980%           01/07/02          1,000,000         1,000,000
Toronto Dominion Holdings
                           2.000%           02/22/02          800,000           797,689
                           1.735%           03/12/02          900,000           896,964
                           1.735%           03/13/02          800,000           797,262
                                                                                4,491,915
Food Products -- 2.0%
Canadian Wheat Board
                           1.860%           02/06/02          $1,500,000        $1,497,210
Total Commercial Paper -- Foreign
(amortized cost 5,989,125)                                    5,989,125
U.S. GOVERNMENT SECURITIES-- 7.5%
Federal Home Loan Mortgage Corporation
                           2.310%           01/03/02          1,000,000         999,872
                           2.000%           01/08/02          700,000           699,728
                           2.300%           01/10/02          1,000,000         999,425
                           1.910%           09/05/02          750,000           740,171
                           1.990%           10/03/02          750,000           738,599
Federal National Mortgage Association
                           1.970%           02/21/02          1,000,000         997,209
                           1.830%           02/28/02          400,000           398,821
Total U.S. Government Securities
(amortized cost $5,573,825)                                                     5,573,825
SHORT TERM NOTES-- 11.0%
Commercial Financial Services-- 0.6%
General Electric Capital Corporation
                           5.500%           04/15/02          500,000           501,665
Drugs & Health Care-- 2.7%
Merck & Company, Inc.
                           5.100%           02/22/02          2,000,000         2,000,000
Hotels, Restaurants & Leisure-- 2.3%
McDonald's Corporation
                           6.000%           06/23/02          1,700,000         1,715,334
Multiline Retail-- 2.0%
Wal-Mart Stores, Inc.
                           5.450%           06/01/02          1,500,000         1,516,251
Pharmaceuticals -- 2.7%
Eli Lilly and Company
                           4.700%           03/22/02          2,000,000         2,000,425
Wireless Telecommunications Services-- 0.7%
SBC Communications, Inc.
                           4.250%           06/05/02          500,000           500,000
Total Short Term Notes
(amortized cost $8,233,675)                                                     8,233,675
TIME DEPOSIT -- 0.3% State Street Bank & Trust Company (amortized cost $245,000)
                           1.250%           01/02/02          245,000           245,000
Total Investments-- 100.1%
(amortized cost $74,497,502)                                                    74,497,502
Liabilities in Excess of Other Assets-- (0.1)%                                  (56,141)
Net Assets-- 100.0%                                                             $74,441,361

See notes to financial statements


Statements of Assets and Liabilities
December 31, 2001


                   TransamericaTransamerica          Transamerica          Transamerica Transamerica Transamerica
Transamerica       TransamericaTransamerica                                             Premier      Premier
Premier            Premier     Premier    Premier    Premier   Premier     Premier
Aggressive         Small Company          Equity     Value     Index       Balanced     High Yield   Bond
Cash Reserve                                         Growth Fund           Fund         Fund         Fund
Fund               Fund        Bond Fund  Fund       Fund
Assets
Investments, at cost           $113,271,148          $118,509,248          $132,792,344 $10,875,072  $42,981,993
$130,912,596       $102,699,919$23,190,837           $74,497,502

Investments, at value          $109,576,594          $133,594,430          $155,952,650 $11,865,383  $47,830,614
$139,228,311       $100,875,648$23,154,483           $74,497,502
Cash              --           985        3          712       131         674          280          961
41
Receivables:
   Dividends and interest      30,425     21,506     76,983    7,336       46,360       967,015      2,091,921
431,987            236,776
   Securities sold 1,054,214  --         --         --         523,062    --           --           --           --
   Fund shares sold76,441      2,034,733  189,599    12,773    108,365     410,421      35,380       29,432
137,630
   Reimbursement from
        Adviser    8,499      --          6,876      13,457    37,202      6,339        12,004       2,349
  28,919
Prepaid expenses and
     other assets  1,386       1,383      4,969      145       2,181       4,364        1,066        3,117
7,651
                   $110,747,559$135,653,037          $156,231,080          $11,899,806  $48,547,915  $140,617,124
$103,016,299       $23,622,329 $74,908,519
Liabilities
Payables:
   Securities purchased       --          523,572   --        --           185,985     --           --
----
   Fund shares redeemed        190,103    2,414,789  455,082   13,099      9,567        324,952      3,191
3,111              361,816
   Payable due to custodian815,986       --         --        --          --           --           --
----
   Advisory fees   80,257      95,717     110,838    7,331     12,100      90,236       47,840       11,877
22,886
   Directors' fees 1,450       1,612      1,830      151       615         1,731        1,364        337
1,058
   Distribution fees           24,119     28,569     33,048    2,634       4,706        30,422       456
5,068              2,340
   Reimbursement due to
         adviser  --           3,874     --         --        --          --           --           --           --
   Variation margin--         --         --         --         30,300     --           --           --           --
Other accrued expenses         137,677    159,665    135,060   41,265      85,510       103,417      57,734
45,459             79,058
                   1,249,592   3,227,798  735,858    64,480    328,783     550,758      110,585      65,852
467,158
Total Net Assets   $109,497,967$132,425,239          $155,495,222          $11,835,326  $48,219,132  $140,066,366
$102,905,714       $23,556,477 $74,441,361

Net Assets Consist Of:
Paid in capital    $137,815,698$178,683,796          $137,479,523          $11,107,659  $44,800,472  $136,525,569
$122,876,791       $23,649,196 $74,441,361
Undistributed net investment
     income (loss)--          --         --         --         3,855       168,180      (446,629)    (43,806)    --
Accumulated net realized loss on
   investments and futures
   transactions    (24,623,177)(61,343,739)          (5,144,607)           (262,644)    (1,422,666)  (4,943,098)
(17,700,177)       (12,559)   --
Net unrealized appreciation
   (depreciation) of investments
   and futures contracts       (3,694,554)           15,085,182            23,160,306   990,311      4,837,471
8,315,715          (1,824,271) (36,354)  --
Total Net Assets   $109,497,967$132,425,239          $155,495,222          $11,835,326  $48,219,132  $140,066,366
$102,905,714       $23,556,477 $74,441,361

Investor Class
Net Assets         $107,384,413$130,558,551          $153,607,412          $10,979,556  $46,251,816  $138,588,082
$2,160,804         $22,913,598 $68,898,383
Shares Outstanding 7,761,525   8,385,382  8,978,143  989,108   2,827,376   7,410,251    271,556      2,293,320
68,898,383

Net Asset Value, Offering Price
   and Redemption Price Per Share
                   $13.84      $15.57     $17.11     $11.10    $16.36      $18.70       $7.96        $9.99
$1.00

Institutional Class
Net Assets         $--         $--        $--        $--       $--         $--          $100,744,910 $--
$--
Shares Outstanding--          --         --         --        --          --            12,731,431  --           --

Net Asset Value, Offering
Price and Redemption Price
Per Share          $--         $--        $--        $--       $--         $--          $7.91        $--
$--

Class A
Net Assets         $604,749    $680,213   $597,891   $263,729  $677,371    $423,052     $--          $310,891
$1,658,245
Shares Outstanding 43,958      44,040     35,308     23,837    41,445      22,649      --            31,188
1,658,245

Net Asset Value and
Redemption Price Per Share$13.76          $15.45     $16.93    $11.06      $16.34       $18.68       $--
$9.97              $           1.00

Maximum Sales Charge           5.25%      5.25%      5.25%     5.25%       5.25%        5.25%
4.75%
Maximum Offering
Price Per Share    $14.52      $16.31     $17.87     $11.67    $17.25      $19.72       $--          $10.47
$--

 Class M
Net Assets         $1,508,805  $1,186,475 $1,289,919 $592,041  $1,289,945  $1,055,232   $--          $331,988
$3,884,733
Shares Outstanding 110,844     77,670     76,951     53,873    78,844      56,480      --            33,187
3,884,733

Net Asset Value and
Redemption Price
 Per Share         $13.61      $15.28     $16.76     $10.99    $16.36      $18.68       $--          $10.00
$1.00

Maximum Sales Charge           1.00%      1.00%      1.00%     1.00%       1.00%        1.00%
1.00%
Maximum Offering
Price Per Share    $13.75      $15.43     $16.93     $11.10    $16.53      $18.87       $--          $10.10
$--

See notes to financial statements






Statements of operations
For the year ended December 31, 2001

                    Transamerica          Transamerica           TransamericaTransamericaTransamerica
Transamerica        Transamerica          Transamerica           Transamerica                           Premier
Premier             Premier    Premier    Premier    Premier     Premier     Premier     Premier
Aggressive          Small Company         Equity     Value       Index       Balanced    High Yield     Bond
Cash Reserve                              Growth Fund            Fund        Fund        Fund           Fund
Fund                Bond Fund  Fund       Fund
Investment Income
Interest income     $421,529   $260,709   $152,276   $14,106     $138,241    $3,233,779  $8,564,050     $1,461,889
$3,219,284
Dividend income     249,896*   213,465    506,216    22,729      559,078*    754,740     386,250        7,500
--
Total Income        671,425    474,174    658,492    36,835      697,319     3,988,519   8,950,300      1,469,389
3,219,284
Expenses
Investment adviser fee         1,104,967  1,238,726  1,555,584   95,767      137,882     1,007,234      526,042
133,228             263,228
Transfer agent fees:
    Investor class  281,872    244,800    240,477    42,629      123,231     97,407      38,560         47,567
158,251
    Institutional class       --         --         --          --          --          --              32,290
--   --
    Class A         27,415     26,134     26,762     26,470      26,247      26,353     --              26,464
26,308
    Class M         31,671     31,107     31,194     29,953      30,079      29,895     --              29,696
29,908
Distribution fees:
    Investor class  320,227    360,449    452,966    30,187      44,387      332,819     4,689          54,267
--
    Class A         2,141      2,087      2,092      840         2,335       1,297      --              1,009
5,646
    Class M         7,761      5,738      7,356      2,724       5,438       4,799      --              1,258
9,103
Custodian fees      92,211     84,119     93,889     36,081      111,490     85,472      53,709         38,355
68,187
Registration fees   35,625     70,055     39,400     28,404      29,890      47,070      10,786         31,696
39,932
Audit fees          20,190     20,470     26,438     2,224       8,562       26,383      19,131         4,727
13,852
Printing            24,368     27,641     32,396     2,269       8,684       25,843      18,087         4,090
16,086
Directors' fees and expenses   6,784      7,405      9,709       734         2,746       8,691          6,078
1,462               4,549
Other expenses      7,886      10,639     5,471      386         7,979       5,529       3,404          240
2,769
Total expenses before
waiver and reimbursement       1,963,118  2,129,370  2,523,734   298,668     538,950     1,698,792      712,776
374,059             637,819
Reimbursed expenses
and waived fees     (138,045)  (85,569)   (69,879)   (143,666)   (417,886)   (68,378)    (86,621)       (84,381)
(435,114)
Net Expenses        1,825,073  2,043,801  2,453,855  155,002     121,064     1,630,414   626,155        289,678
202,705
Net Investment Income (Loss)(1,153,648)   (1,569,627)            (1,795,363) (118,167)   576,255        2,358,105
8,324,145           1,179,711  3,016,579
Net Realized and Unrealized
    Gain (Loss) on Investments
Net realized gain (loss) on
    investments and futures
     contracts      (24,595,068)          (61,225,333)           (4,950,391) (262,644)   (1,231,099)
(4,831,684)         (12,137,096)          680,719   --
Change in net unrealized
appreciation (depreciation) of
investments and futures
contracts           (14,788,802)          11,004,484 (33,423,796)(770,665)   (5,198,252) (5,180,853)    8,140,490
82,533             --
Net Realized and Unrealized
Gain (Loss) on Investments     (39,383,870)          (50,220,849)(38,374,187)(1,033,309) (6,429,351)
(10,012,537)        (3,996,606)           763,252   --
Net Increase (Decrease)
in Net Assets Resulting
From Operations     $(40,537,518)         $(51,790,476)          $(40,169,550)           $(1,151,476)
$(5,853,096)        $(7,654,432)          $4,327,539 $1,942,963  $3,016,579

* Net of foreign withholding taxes, the amounts that were withheld in the Aggressive Growth and Index Funds were $5,032 and $2,370, respectively. See notes to financial statements








Statements of Changes in Net Assets

                               Transamerica Premier                                   Transamerica Premier
Transamerica Premier                                                                  Aggressive Growth Fund
Small Company Fund                              Equity Fund
                               Year Ended       Year Ended        Year Ended          Year Ended       Year Ended
Year Ended                                                        December 31,        December 31,     December 31,
December 31,                   December 31,     December 31                                            2001
2000 2001                      2000             2001              2000
Decrease in Net Assets
Operations
Net investment loss            $(1,153,648)     $(2,667,781)      $(1,569,627)        $(3,966,809)     $(1,795,363)
$(3,228,099)
Net realized gain (loss) on investments
 and futures transactions      (24,595,068)     53,135,727        (61,225,333)        85,735,990       (4,950,391)
64,082,388
Net change in unrealized appreciation
(depreciation) of investments  (14,788,802)     (90,870,847)      11,004,484          (172,699,645)    (33,423,796)
(101,152,971)
Net decrease in net assets resulting
from operations                (40,537,518)     (40,402,901)      (51,790,476)        (90,930,464)     (40,169,550)
(40,298,682)
Dividends/Distributions to Shareholders Net investment income:
          Investor class      --               --                --                  --               --
--
          Institutional class --               --                --                  --               --
--
          Class A             --               --                --                  --               --
--
          Class M             --               --                --                  --               --
--

Net realized gains:
          Investor class       (5,969,002)      (65,525,919)      (5,385,344)         (84,884,391)    --
(66,887,643)
          Institutional class --               --                --                  --               --
--
          Class A              (32,622)         (267,298)         (27,197)            (260,134)       --
(191,490)
          Class M              (83,603)         (388,559)         (48,970)            (325,449)       --
(317,169)
Net decrease in net assets resulting
from distributions             (6,085,227)      (66,181,776)      (5,461,511)         (85,469,974)    --
(67,396,302)

Fund Share Transactions        (17,694,010)     42,307,324        (37,294,556)        56,379,497       (48,039,886)
26,746,775
Net decrease in net assets     (64,316,755)     (64,277,353)      (94,546,543)        (120,020,941)    (88,209,436)
(80,948,209)
Net Assets
Beginning of year              173,814,722      238,092,075       226,971,782         346,992,723      243,704,658
324,652,867
End of year1                   $109,497,967     $173,814,722      $132,425,239        $226,971,782     $155,495,222
$243,704,658

 1Includes undistributed net
 investment income of:         $               --                 $--                 $--              $--
$--   $--

See notes to financial statements





 Statements of Changes in Net Assets (continued)



                               Transamerica Premier                                  Transamerica Premier
Transamerica Premier
                               Value Fund                         Index Fund                         Balanced Fund
                               Year Ended        Year Ended       Year Ended         Year Ended      Year Ended
Year Ended                                                        December 31,       December 31,    December 31,
December 31,      December 31, December 31,                                                          2001
2000 2001         2000         2001              2000
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)   $(118,167)        $(95,790)        $576,255           $785,180        $2,358,105
$1,484,867
Net realized gain (loss) on
 investments and futures transactions            (262,644)        704,196            (1,231,099)     354,351
(4,831,684)       8,512,840
Net change in unrealized appreciation
 (depreciation) of investments (770,665)         380,969          (5,198,252)        (5,851,981)     (5,180,853)
(4,720,692)
Net increase (decrease) in net assets
 resulting from operations                       (1,151,476)      989,375            (5,853,096)     (4,712,450)
(7,654,432)       5,277,015
Dividends/Distributions to Shareholders Net investment income:
           Investor class     --                --                (556,708)          (767,146)       (2,244,880)
(1,476,086)
           Institutional class--                --               --                 --              --
--
           Class A            --                --                (6,410)            (10,034)        (5,120)
(4,243)
           Class M            --                --                (9,117)            (8,026)         (10,687)
(5,147)

     Net realized gains:
           Investor class      (38,008)          (453,210)       --                  (756,201)       (266,611)
(9,587,499)
           Institutional class--                --               --                 --              --
--
           Class A             (888)             (8,746)         --                  (11,479)        (773)
(36,680)
           Class M             (2,035)           (13,046)        --                  (11,390)        (2,009)
(60,950)
Net decrease in net assets resulting
 from distributions                              (40,931)         (475,002)          (572,235)       (1,564,276)
(2,530,080)       (11,170,605)
Fund Share Transactions                          130,705          2,967,621          6,934,098       2,925,586
42,085,574        49,131,709
Net increase (decrease) in net assets            (1,061,702)      3,481,994          508,767         (3,351,140)
31,901,062        43,238,119
Net Assets
Beginning of year              12,897,028        9,415,034        47,710,365         51,061,505      108,165,304
64,927,185
End of year1                   $11,835,326       $12,897,028      $48,219,132        $47,710,365     $140,066,366
$108,165,304

1Includes undistributed net investment
 income (loss) of:                               $--              $--                $3,855          $--
$168,180          $(752)

See notes to financial statements





 Statements of Changes in Net Assets (concluded)



                              Transamerica Premier                                    Transamerica Premier
Transamerica Premier                                                                                   High Yield
Bond Fund                     Bond Fund                           Cash Reserve Fund
                              Year Ended        Year Ended        Year Ended          Year Ended       Year Ended
Year Ended                                                        December 31,        December 31,     December 31,
December 31,      December 31,December 31,                                                             2001
2000 2001         2000        2001              2000
Increase (Decrease) in Net Assets
Operations
Net investment income                           $8,324,145        $7,672,250          $1,179,711       $1,144,982
$3,016,579        $9,018,280
Net realized gain (loss) on
investments and futures transactions            (12,137,096)      (2,721,804)         680,719          (15,774)
--    --
Net change in unrealized appreciation
 (depreciation) of investments                  8,140,490         (6,694,980)         82,533           268,978
--    --
Net increase (decrease) in
net assets resulting from operations            4,327,539         (1,744,534)         1,942,963        1,398,186
3,016,579         9,018,280
Dividends/Distributions to Shareholders Net investment income:
           Investor class     (173,883)         (146,784)         (1,223,743)         (1,126,985)      (2,912,436)
(8,915,052)
           Institutional class                  (8,923,451)       (7,523,343)        --               --
--    --
           Class A           --                --                 (16,038)            (12,563)         (58,858)
(82,857)
           Class M           --                --                 (11,472)            (5,336)          (45,285)
(20,371)
     Net realized gains:
           Investor class    --                --                 (476,198)          --               --
--
           Institutional class                 --                --                  --               --
--    --
           Class A           --                --                 (6,112)            --               --
--
           Class M           --                --                 (6,817)            --               --
--
Net decrease in net assets
resulting from distributions  (9,097,334)       (7,670,127)       (1,740,380)         (1,144,884)      (3,016,579)
(9,018,280)
Fund Share Transactions                         20,683,895        17,637,535          2,770,573        3,314,205
(63,719,844)      (28,062,424)
Net increase (decrease) in net assets           15,914,100        8,222,874           2,973,156        3,567,507
(63,719,844)      (28,062,424)
Net Assets
Beginning of year             86,991,614        78,768,740        20,583,321          17,015,814       138,161,205
166,223,629
End of year1                  $102,905,714      $86,991,614       $23,556,477         $20,583,321      $74,441,361
$138,161,205

1Includes undistributed net
 investment income (loss) of: $(446,629)        $63,920           $(43,806)           $7,615           $--
$    --

See notes to financial statements






financial highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     Transamerica Premier Aggressive Growth Fund
                                                                                   Investor Class
                                                       Year Ended    Year Ended    Year Ended    Year Ended
Period Ended                                                                                     December 31,
December 31,                   December 31,            December 31,  December 31,
                                                       2001          2000          1999          1998
1997*
Net Asset Value
Beginning of period                                    $19.24        $33.55        $22.42        $12.18
$10.00
Operations
Net investment loss1                                   (0.14)a       (0.39)a       (0.33)a       (0.04)
(0.03)
Net realized and unrealized gain (loss) on investments               (4.46)        (4.35)        12.37
10.28                          2.21
Total from investment operations                                     (4.60)        (4.74)        12.04
10.24                          2.18
Dividends/Distributions to Shareholders
Net investment income                                 --            --            --            --             --
Net realized gains on investments                                    (0.80)        (9.57)        (0.91)        --
--
Total dividends/distributions                          (0.80)        (9.57)        (0.91)       --             --
Net Asset Value
End of period                                          $13.84        $19.24        $33.55        $22.42
$12.18

Total Return2                                          (23.92%)      (18.60%)      54.25%        84.07%
21.80%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver                                  1.40%         1.32%         1.39%
1.40%                          1.40%+
     Before reimbursement/fee waiver                                 1.45%         1.32%         1.39%
1.60%                          2.08%+
Net investment loss, after reimbursement/fee waiver                  (0.88%)       (1.14%)       (1.30%)
(0.92%)                        (0.59%)+
Portfolio turnover rate                                70%           65%           80%           32%
17%
Net assets, end of period (in thousands)                             $107,384      $171,901      $236,741
$177,493                       $12,780

+    Annualized
* ____ Inception (Investor Class) -- June 30, 1997; fund commenced operations on
July 1, 1997. 1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.15), $(0.39), $(0.33), $(0.05) and
$(0.06) for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
2 ____ Total return represents aggregate total return for the period indicated
and is not annualized for periods less than one year. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.


See notes to financial statements






financial highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     Transamerica Premier Small Company Fund
                                                                                   Investor Class
                                                       Year Ended    Year Ended    Year Ended    Year Ended
Period Ended                                                                                     December 31,
December 31,                   December 31,            December 31,  December 31,
2001 2000                      1999       1998         1997*
Net Asset Value
Beginning of period                                    $20.82        $38.95        $21.99        $12.49
$10.00
Operations
Net investment loss1                                   (0.17)a       (0.44)a       (0.29)a       (0.02)
(0.02)
Net realized and unrealized gain (loss) on investments               (4.42)        (7.70)        20.29
9.93 2.51
Total from investment operations                                     (4.59)        (8.14)        20.00
9.91 2.49
Dividends/Distributions to Shareholders
Net investment income                                 --            --            --            --             --
Net realized gains on investments                                    (0.66)        (9.99)        (3.04)
(0.41)                        --
Total dividends/distributions                          (0.66)        (9.99)        (3.04)        (0.41)        --
Net Asset Value
End of period                                          $15.57        $20.82        $38.95        $21.99
$12.49

Total Return2                                          (22.07%)      (26.00%)      93.99%        80.27%
24.90%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver                                  1.40%         1.26%         1.34%
1.40%                          1.40%+
     Before reimbursement/fee waiver                                 1.41%         1.26%         1.34%
1.59%                          2.12%+
Net investment loss, after reimbursement/fee waiver                  (1.07%)       (1.11%)       (1.09%)
(0.67%)                        (0.43%)+
Portfolio turnover rate                                55%           78%           50%           26%
74%
Net assets, end of period (in thousands)                             $130,559      $224,934      $345,341
$209,388                       $11,122

+    Annualized
* ____ Inception (Investor Class) -- June 30, 1997; fund commenced operations on
July 1, 1997. 1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.17), $(0.44), $(0.29), $(0.03) and
$(0.06) for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
2 ____ Total return represents aggregate total return for the period indicated
and is not annualized for periods less than one year. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.


See notes to financial statements




                                                                                   Transamerica Premier Equity
Fund
                                                                                                 Investor Class
                                                                     Year Ended    Year Ended    Year Ended
Year Ended                     Year Ended
                                                                     December 31,  December 31,  December 31,
December 31,                   December 31,
2001 2000                      1999       1998         1997
Net Asset Value
Beginning of period                                                  $20.77        $31.96        $24.78
$18.53                         $12.65
Operations
Net investment loss1                                                 (0.20)        (0.34)a       (0.29)a
(0.15)                         (0.04)
Net realized and unrealized gain (loss) on investments                             (3.46)        (3.42)
8.40 6.42                      6.05
Total from investment operations                                                   (3.66)        (3.76)
8.11 6.27                      6.01
Dividends/Distributions to Shareholders
Net investment income                                               --            --            --             --
--
Net realized gains on investments                                                 --             (7.43)
(0.93)                         (0.02)     (0.13)
Total dividends/distributions                                       --             (7.43)        (0.93)
(0.02)                         (0.13)
Net Asset Value
End of period                                                        $17.11        $20.77        $31.96
$24.78                         $18.53

Total Return                                                         (17.62%)      (13.81%)      33.26%
33.85%                         47.51%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver                                                1.34%         1.26%
1.30%                          1.42%      1.49%
     Before reimbursement/fee waiver                                               1.34%         1.26%
1.30%                          1.42%      1.51%
Net investment loss, after reimbursement/fee waiver                                (0.98%)       (1.07%)
(1.07%)                        (0.96%)    (0.71%)
Portfolio turnover rate                                              42%           40%           42%
59%  13%
Net assets, end of period (in thousands)                                           $153,607      $241,814
$323,538                       $290,318   $111,567

1 ____ Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.20), $(0.34), $(0.29), $(0.15) and $(0.04) for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
a ____ Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.See notes to financial statements financial highlights (continued) The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                     Transamerica Premier Value Fund
                                                                     Investor Class
                                                       Year Ended    Year Ended    Year Ended    Period Ended
December 31,                   December 31,            December 31,  December 31,
2001 2000                      1999       1998*
Net Asset Value
Beginning of period
$12.12                         $11.37     $10.59       $10.00
Operations
Net investment income (loss)1                          (0.11)        (0.10)a       (0.10)a      --
Net realized and unrealized gain (loss) on investments               (0.87)        1.32          0.88
0.62
Total from investment operations                                     (0.98)        1.22          0.78
0.62
Dividends/Distributions to Shareholders
Net investment income                                 --            --            --             (0.03)
Net realized gains on investments                                    (0.04)        (0.47)       --             --
Total dividends/distributions                          (0.04)        (0.47)       --             (0.03)
Net Asset Value
End of period                                          $11.10        $12.12        $11.37        $10.59

Total Return2                                          (8.10%)       10.72%        7.37%         6.19%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver                                  1.20%         1.20%         1.20%
1.20%+
     Before reimbursement/fee waiver                                 1.77%         1.82%         1.96%
2.21%+
Net investment loss, after reimbursement/fee waiver                  (0.91%)       (0.82%)       (0.90%)
(0.04%)+
Portfolio turnover rate                                61%           52%           87%           72%
Net assets, end of period (in thousands)                             $10,980       $12,311       $9,256
$9,111

+    Annualized
* ____ Inception (Investor Class) -- March 31, 1998; fund commenced operations on April 1, 1998. 1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the
Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.18), $(0.18), $(0.18) and
$(0.08) for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.
2 ____ Total return represents aggregate total return for the period indicated
and is not annualized for periods less than one year. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.


See notes to financial statements


                                                                                   Transamerica Premier Index Fund
                                                                                   Investor Class
                                                       Year Ended    Year Ended    Year Ended    Year Ended
Year Ended                                                                                       December 31,
December 31,                   December 31,            December 31,  December 31,
2001 2000                      1999       1998         1997
Net Asset Value
Beginning of period                                    $18.81        $21.39        $18.63        $15.49
$11.96
Operations
Net investment income1                                 0.20          0.33a         0.34a         0.37
0.32
Net realized and unrealized gain (loss) on investments               (2.45)        (2.27)        3.47
3.98 3.60
Total from investment operations                                     (2.25)        (1.94)        3.81
4.35 3.92
Dividends/Distributions to Shareholders
Net investment income                                  (0.20)        (0.32)        (0.30)        (0.37)
(0.32)
Net realized gains on investments                                   --             (0.32)        (0.75)
(0.84)                         (0.07)
Total dividends/distributions                          (0.20)        (0.64)        (1.05)        (1.21)
(0.39)
Net Asset Value
End of period                                          $16.36        $18.81        $21.39        $18.63
$15.49

Total Return                                           (11.97%)      (9.15%)       20.65%        28.45%
33.14%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver                                  0.25%         0.25%         0.25%
0.25%                          0.25%
     Before reimbursement/fee waiver                                 1.01%         0.92%         0.99%
1.14%                          1.57%
Net investment income, after reimbursement/fee waiver                1.27%         1.58%         1.67%
2.26%                          2.31%
Portfolio turnover rate                                14%           18%           22%           32%
11%
Net assets, end of period (in thousands)                             $46,252       $46,309       $50,374
$36,342                        $23,992

1 ____ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.08, $0.19, $0.19, $0.22 and $0.14 for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
a ____ Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements


financial highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                     Transamerica Premier Balanced Fund
                                                                     Investor Class
                                                       Year Ended    Year Ended    Year Ended    Year Ended
Year Ended                                                                                       December 31,
December 31,                   December 31,            December 31,  December 31,
2001 2000                      1999       1998         1997
Net Asset Value
Beginning of period                                    $20.09        $20.50        $19.24        $15.54
$11.57
Operations
Net investment income1                                 0.342         0.42a         0.35a         0.23
0.11
Net realized and unrealized gain (loss) on investments               (1.38)        1.59          2.43
4.31 3.97
Total from investment operations                                     (1.04)        2.01          2.78
4.54 4.08
Dividends/Distributions to Shareholders
Net investment income                                  (0.31)        (0.28)        (0.37)        (0.22)
(0.11)
Net realized gains on investments                                    (0.04)        (2.14)        (1.15)
(0.62)                        --
Total dividends/distributions                          (0.35)        (2.42)        (1.52)        (0.84)
(0.11)
Net Asset Value
End of period                                          $18.70        $20.09        $20.50        $19.24
$15.54

Total Return2                                          (5.22%)       9.89%         14.81%        29.30%
35.38%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver                                  1.21%         1.24%         1.31%
1.43%                          1.45%
     Before reimbursement/fee waiver                                 1.21%         1.24%         1.31%
1.43%                          1.62%
Net investment income, after reimbursement/fee waiver                1.76%2        1.89%         1.76%
1.60%                          0.83%
Portfolio turnover rate                                77%           96%           61%           32%
23%
Net assets, end of period (in thousands)                             $138,588      $107,140      $64,448
$61,920                        $26,799

1 ____ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.34, $0.42, $0.35, $0.23 and $0.09 for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
2 ____ If the Fund had not adopted the provisions of the AICPA Guide for
Investment Companies, net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 1.87%
for the year ended December 31, 2001.
a    Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.
See notes to financial statements

                                                                     Transamerica Premier High Yield Bond Fund
                                                                     Investor Class
                                                       Year Ended    Year Ended    Year Ended    Period Ended
December 31,                   December 31,            December 31,  December 31,~
2001 2000                      1999       1998*
Net Asset Value
Beginning of period                                    $8.35         $9.29         $9.63         $10.00
Operations
Net investment income1                                 0.713         0.77          0.79          0.73
Net realized and unrealized loss on investments                      (0.35)        (0.93)        (0.27)
(0.68)
Total from investment operations                                     0.36          (0.16)        0.52
0.05
Dividends/Distributions to Shareholders
Net investment income                                  (0.75)        (0.78)        (0.86)        (0.41)
Net realized gains on investments                                   --            --            --
(0.01)
Total dividends/distributions                          (0.75)        (0.78)        (0.86)        (0.42)
Net Asset Value
End of period                                          $7.96         $8.35         $9.29         $9.63

Total Return2                                          4.49%         (2.01%)       5.43%         0.58%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver                                  0.90%         0.90%         0.90%
0.90%+
     Before reimbursement/fee waiver                                 3.54%         3.54%         3.60%
6.50%+
Net investment income, after reimbursement/fee waiver                8.45%3        8.67%         8.94%
23.97%+
Portfolio turnover rate                                119%          57%           30%           22%
Net assets, end of period (in thousands)                             $2,161        $1,607        $1,610
$1,402

+    Annualized
* ____ Inception (Investor Class) -- June 30, 1998; fund commenced operations on
July 1, 1998. 1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.48, $0.55, $0.55 and $0.56 for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.
2 ____ Total return represents aggregate total return for the period indicated
and is not annualized for periods less than one year. 3 If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.67 and the ratio of net investment income to average net assets would have been 9.17% for the year ended
December 31, 2001. See notes to financial statements

financial highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                     Transamerica Premier Bond Fund
                                                                     Investor Class
                                                       Year Ended    Year Ended    Year Ended    Year Ended
Year Ended                                                                                       December 31,
December 31,                   December 31,            December 31,  December 31,
2001 2000                      1999       1998         1997
Net Asset Value
Beginning of period                                    $9.87         $9.73         $10.41        $10.19
$9.86
Operations
Net investment income1                                 0.572         0.62          0.58          0.61
0.62
Net realized and unrealized gain (loss) on investments               0.33          0.14          (0.60)
0.33 0.33
Total from investment operations                                     0.90          0.76          (0.02)
0.94 0.95
Dividends/Distributions to Shareholders
Net investment income                                  (0.57)        (0.62)        (0.59)        (0.61)
(0.62)
Net realized gains on investments                                    (0.21)       --             (0.07)
(0.11)                        --
Total dividends/distributions                          (0.78)        (0.62)        (0.66)        (0.72)
(0.62)
Net Asset Value
End of period                                          $9.99         $9.87         $9.73         $10.41
$10.19

Total Return                                           9.36%         8.10%         (0.22%)       9.58%
9.99%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver                                  1.30%         1.30%         1.30%
1.30%                          1.30%
     Before reimbursement/fee waiver                                 1.36%         1.40%         1.47%
1.47%                          1.64%
Net investment income, after reimbursement/fee waiver                5.32%2        6.41%         5.82%
5.94%                          6.25%
Portfolio turnover rate                                442%          461%          301%          165%
99%
Net assets, end of period (in thousands)                             $22,914       $20,200       $16,833
$17,340                        $14,236

1 ____ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.56, $0.62, $0.57, $0.59 and $0.58 for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
2 ____ If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.56 and the ratio of net investment income to average net assets would have been 5.54% for the year ended December 31, 2001.
See notes to financial statements

                                                                     Transamerica Premier Cash Reserve Fund
                                                                     Investor Class
                                                       Year Ended    Year Ended    Year Ended    Year Ended
Year Ended                                                                                       December 31,
December 31,                   December 31,            December 31,  December 31,
2001 2000                      1999       1998         1997
Net Asset Value
Beginning of period                                    $1.00         $1.00         $1.00         $1.00
$1.00
Operations
Net investment income1                                 0.04          0.06          0.05          0.05
0.05
Net realized and unrealized gain (loss) on investments              --            --            --             --
--
Total from investment operations                                     0.04          0.06          0.05
0.05 0.05
Dividends/Distributions to Shareholders
Net investment income                                  (0.04)        (0.06)        (0.05)        (0.05)
(0.05)
Net realized gains on investments                                   --            --            --             --
--
Total dividends/distributions                          (0.04)        (0.06)        (0.05)        (0.05)
(0.05)
Net Asset Value
End of period                                          $1.00         $1.00         $1.00         $1.00
$1.00

Total Return                                           4.12%         6.34%         5.05%         5.45%
5.48%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver                                  0.25%         0.25%         0.25%
0.25%                          0.25%
     Before reimbursement/fee waiver                                 0.74%         0.57%         0.66%
0.73%                          0.95%
Net investment income, after reimbursement/fee waiver                4.04%         6.16%         4.97%
5.29%                          5.35%
Portfolio turnover rate                               --            --            --            --             --
Net assets, end of period (in thousands)                             $68,898       $136,278      $165,301
$76,267                        $51,246

1 ________ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.04, $0.06, $0.05, $0.05 and $0.05 for the years ended December 31, 2001, 2000, 1999,
     1998 and 1997, respectively.
See notes to financial statements






financial highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements

                                                       Transamerica Premier High Yield Bond Fund
                                                       Institutional Class
                                                       Year Ended    Year Ended    Year Ended    Period Ended~
December 31,                   December 31,            December 31,  December 31,~
2001 2000                      1999       1998*
Net Asset Value
Beginning of period                                    $8.30         $9.25         $9.61         $10.00
Operations
Net investment income1                                 0.803         0.81          0.88          0.42
Net realized and unrealized loss on investments                      (0.42)        (0.96)        (0.36)
(0.38)
Total from investment operations                                     0.38          (0.15)        0.52
0.04
Dividends/Distributions to Shareholders
Net investment income                                  (0.77)        (0.80)        (0.88)        (0.42)
Net realized gains on investments                                   --            --            --
(0.01)
Total dividends/distributions                          (0.77)        (0.80)        (0.88)        (0.43)
Net Asset Value
End of period                                          $7.91         $8.30         $9.25         $9.61

Total Return2                                          4.77%         (1.88%)       5.50%         0.51%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver                                  0.65%         0.65%         0.65%
0.65%+
     Before reimbursement/fee waiver                                 0.69%         0.68%         0.69%
0.80%+
Net investment income, after reimbursement/fee waiver                8.71%3        8.94%         9.10%
8.81%+
Portfolio turnover rate                                119%          57%           30%           22%
Net assets, end of period (in thousands)                             $100,745      $85,385       $77,159
$71,415

+    Annualized
* ____ Inception (Institutional Class) -- June 30, 1998; fund commenced operations on July 1, 1998. 1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2).
If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.76, $0.80, $0.87 and $0.41 for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.
2 ____ Total return represents aggregate total return for the period indicated
and is not annualized for periods less than one year. 3 If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.77 and the ratio of net investment income to average net assets would have been 9.42% for the year ended
December 31, 2001.
See notes to financial statements

                               Transamerica Premier Aggressive Growth Fund                       Transamerica
Premier Small Company Fund
                                          Class A                                                Class A
                               Year Ended Year Ended   Year Ended    Period Ended  Year Ended    Year Ended
Year Ended                     Period Ended                          December 31,  December 31,  December 31,
December 31,                   December 31,            December 31,  December 31,  December 31,
2001 2000                      1999       1998*        2001          2000          1999          1998*
Net Asset Value
Beginning of period            $19.16     $33.49       $22.41        $17.55        $20.68        $38.87
$21.99                         $17.20
Operations
Net investment loss1           (0.16)a    (0.45)a      (0.37)a       (0.11)        (0.18)a       (0.52)a
(0.35)a                        (0.08)
Net realized and unrealized gain (loss)
     on investments            (4.44)     (4.31)       12.36         4.97          (4.39)        (7.68)
20.27                          4.87
Total from investment operations          (4.60)       (4.76)        11.99         4.86          (4.57)
(8.20)                         19.92      4.79
Dividends/Distributions to Shareholders
Net investment income         --         --           --            --            --            --             --
--
Net realized gains on investments         (0.80)       (9.57)        (0.91)       --             (0.66)
(9.99)                         (3.04)    --
Total dividends/distributions  (0.80)     (9.57)       (0.91)       --             (0.66)        (9.99)
(3.04)                        --
Net Asset Value
End of period                  $13.76     $19.16       $33.49        $22.41        $15.45        $20.68
$38.87                         $21.99

Total Return2                  (24.03%)   (18.71%)     54.09%        27.69%        (22.12%)      (26.21%)
93.63%                         27.85%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver       1.50%        1.50%         1.50%         1.50%+        1.50%
1.50%                          1.50%      1.50%+
     Before reimbursement/fee waiver      7.19%        4.44%         8.63%         2091.85%+     7.11%
4.27%                          9.86%      2146.03%+
Net investment loss, after reimbursement/fee waiver    (0.99%)       (1.33%)       (1.43%)       (1.07%)+
(1.18%)                        (1.33%)    (1.26%)      (0.79%)+
Portfolio turnover rate        70%        65%          80%           32%           55%           78%
50%  26%
Net assets, end of period (in thousands)  $605         $795          $778          $1            $680
$1,104                         $1,062     $1

+    Annualized
* ____ Inception (Class A) -- June 30, 1998; funds commenced operations on July
1, 1998.
1 ____ Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(1.05), $(1.46), $(2.21) and
$(221.25) for the Aggressive Growth Fund, and $(1.06), $(1.63), $(2.65) and
$(212.68) for the Small Company Fund ~for the periods ended December 31, 2001,
2000, 1999 and 1998, respectively.
2 ____ Total return represents aggregate total return for the period indicated
and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.
See notes to financial statements
financial highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                               Transamerica Premier Equity Fund                                  Transamerica
Premier Value Fund
                                          Class A                                                Class A
                               Year Ended Year Ended   Year Ended    Period Ended  Year Ended    Year Ended
Year Ended                     Period Ended                          December 31,  December 31,  December 31,
December 31,                   December 31,            December 31,  December 31,  December 31,
2001 2000                      1999       1998*        2001          2000          1999          1998*
Net Asset Value
Beginning of period            $20.62     $31.88       $24.79        $22.86        $12.09        $11.35
$10.59                         $9.71
Operations
Net investment loss1           (0.21)     (0.43)a      (0.37)a       (0.16)        (0.12)a       (0.12)a
(0.11)a                        (0.02)
Net realized and unrealized gain (loss)
      on investments           (3.48)     (3.40)       8.39          2.09          (0.87)        1.33
0.87 0.92
Total from investment operations          (3.69)       (3.83)        8.02          1.93          (0.99)
1.21 0.76                      0.90
Dividends/Distributions to Shareholders
Net investment income         --         --           --            --            --            --             --
(0.02)
Net realized gains on investments        --            (7.43)        (0.93)       --             (0.04)
(0.47)                        --         --
Total dividends/distributions --          (7.43)       (0.93)       --             (0.04)        (0.47)        --
(0.02)
Net Asset Value
End of period                  $16.93     $20.62       $31.88        $24.79        $11.06        $12.09
$11.35                         $10.59

Total Return2                  (17.90%)   (14.06%)     32.88%        8.44%         (8.20%)       10.65%
7.18%                          9.31%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver       1.60%        1.60%         1.60%         1.60%+        1.30%
1.30%                          1.30%      1.30%+
     Before reimbursement/fee waiver      7.32%        5.45%         18.56%        2133.52%+     16.31%
18.44%                         67.64%     2533.76%+
Net investment loss, after reimbursement/fee waiver    (1.23%)       (1.39%)       (1.33%)       (1.26%)+
(1.01%)                        (0.93%)    (0.99%)      (0.42%)+
Portfolio turnover rate        42%        40%          42%           59%           61%           52%
87%  72%
Net assets, end of period (in thousands)  $598         $717          $530          $1            $264
$224 $87                       $1

+    Annualized
* ____ Inception (Class A) -- June 30, 1998; funds commenced operations on July
1, 1998.
1 ____ Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(1.18), $(1.84), $(5.01) and
$(269.96) for the Equity Fund, and $(1.84), $(2.29), $(7.21) and $(116.09) for
the Value Fund for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.
2 ____ Total return represents aggregate total return for the period indicated
and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.
See notes to financial statements

                               Transamerica Premier Index Fund                                   Transamerica
Premier Balanced Fund
                               Class A                                             Class A
                               Year Ended Year Ended   Year Ended    Period Ended  Year Ended    Year Ended
Year Ended                     Period Ended                          December 31,  December 31,  December 31,
December 31,                   December 31,            December 31,  December 31,  December 31,
2001 2000                      1999       1998*        2001          2000          1999          1998*
Net Asset Value
Beginning of period            $18.80     $21.37       $18.62        $17.59        $20.06        $20.47
$19.25                         $17.99
Operations
Net investment income1         0.17       0.27a        0.30a         0.19          0.283         0.35a
0.33a                          0.18
Net realized and unrealized gain
      (loss) on investments    (2.47)     (2.25)       3.45          1.39          (1.38)        1.60
2.39 1.87
Total from investment operations          (2.30)       (1.98)        3.75          1.58          (1.10)
1.95 2.72                      2.05
Dividends/Distributions to Shareholders
Net investment income          (0.16)     (0.27)       (0.25)        (0.27)        (0.24)        (0.22)
(0.35)                         (0.17)
Net realized gains on investments        --            (0.32)        (0.75)        (0.28)        (0.04)
(2.14)                         (1.15)     (0.62)
Total dividends/distributions  (0.16)     (0.59)       (1.00)        (0.55)        (0.28)        (2.36)
(1.50)                         (0.79)
Net Asset Value
End of period                  $16.34     $18.80       $21.37        $18.62        $18.68        $20.06
$20.47                         $19.25

Total Return2                  (12.25%)   (9.33%)      20.31%        8.94%         (5.51%)       9.57%
14.48%                         11.41%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver       0.50%        0.50%         0.50%         0.50%+        1.55%
1.55%                          1.55%      1.55%+
     Before reimbursement/fee waiver      6.17%        6.05%         8.67%         2141.94%+     10.47%
10.25%                         17.18%     2068.27%+
Net investment income, after
     reimbursement/fee waiver  1.02%      1.30%        1.47%         2.04%+        1.41%3        1.57%
1.65%                          1.73%+
Portfolio turnover rate        14%        18%          22%           32%           77%           96%
61%  32%
Net assets, end of period (in thousands)  $677         $713          $524          $1            $423
$398 $339                      $1

+    Annualized
* ____ Inception (Class A) -- June 30, 1998; funds commenced operations on July
1, 1998.
1 ____ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.79), $(0.89), $(1.36) and
$(203.55) for the Index Fund, and $(1.32) $(1.58), $(2.79) and $(214.50) for the
Balanced Fund for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.
2 ____ Total return represents aggregate total return for the period indicated
and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges. 3 If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.27 and the ratio of net investment income to average net assets would have been 1.54% for the year ended December 31, 2001.
a    Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.
See notes to financial statements


financial highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
Transamerica Premier Bond Fund                         Transamerica Premier Cash Reserve Fund
                                          Class A                                                Class A
                               Year Ended Year Ended   Year Ended    Period Ended  Year Ended    Year Ended
     Year Ended                Period Ended            December 31,  December 31,  December 31,  December 31,
     December 31,              December 31,            December 31,  December 31,  2001          2000
     1999                      1998*      2001         2000          1999          1998*
Net Asset Value
Beginning of period            $9.86      $9.73        $10.40        $10.32        $1.00         $1.00
$1.00                          $1.00
Operations
Net investment income1         0.563      0.62         0.55          0.29          0.04          0.06
0.05 0.02
Net realized and unrealized gain
 (loss) on investments         0.32       0.12         (0.57)        0.19         --            --             --
--
Total from investment operations          0.88         0.74          (0.02)        0.48          0.04
0.06 0.05                      0.02
Dividends/Distributions to Shareholders
Net investment income          (0.56)     (0.61)       (0.58)        (0.29)        (0.04)        (0.06)
(0.05)                         (0.02)
Net realized gains on investments         (0.21)      --             (0.07)        (0.11)       --             --
--    --
Total dividends/distributions  (0.77)     (0.61)       (0.65)        (0.40)        (0.04)        (0.06)
(0.05)                         (0.02)
Net Asset Value
End of period                  $9.97      $9.86        $9.73         $10.40        $1.00         $1.00
$1.00                          $1.00

Total Return2                  9.15%      7.89%        (0.22%)       4.80%         3.76%         5.97%
4.68%                          2.50%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver       1.40%        1.40%         1.40%         1.40%+        0.60%
0.60%                          0.60%      0.60%+
     Before reimbursement/fee waiver      13.28%       16.72%        26.13%        2353.12%+     3.02%
2.98%                          4.78%      2413.01%+
Net investment income, after
reimbursement/fee waiver       5.25%3     6.32%        5.82%         5.66%+        3.65%         5.84%
4.58%                          4.85%+
Portfolio turnover rate        442%       461%         301%          165%         --            --             --
--
Net assets, end of period (in thousands)  $311         $261          $145          $1            $1,658
$1,286                         $819       $1

+    Annualized
* ____ Inception (Class A) -- June 30, 1998; funds commenced operations on July
1, 1998.
1 ____ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $(0.66), $(0.88), $(1.77) and
$(120.85) for the Bond Fund, and $0.01, $0.03, $0.00 and $(12.31) for the Cash
Reserve Fund for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.
2 ____ Total return represents aggregate total return for the period indicated
and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges. 3 If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.56 and the ratio of net investment income to average net assets would have been 5.45% for the year ended December 31, 2001.
See notes to financial statements

                                          Transamerica Premier Aggressive Growth Fund            Transamerica
Premier Small Company Fund
                                          Class M                                  Class M
                               Year Ended Year Ended   Year Ended    Period Ended  Year Ended    Year Ended
Year Ended                     Period Ended                          December 31,  December 31,  December 31,
December 31,                   December 31,            December 31,  December 31,  December 31,
2001 2000                      1999       1998*        2001          2000          1999          1998*
Net Asset Value
Beginning of period            $19.01     $33.39       $22.39        $17.55        $20.51        $38.74
$21.96                         $17.20
Operations
Net investment loss1           (0.20)a    (0.52)a      (0.45)a       (0.18)        (0.22)a       (0.61)a
(0.46)a                        (0.14)
Net realized and unrealized gain
      (loss) on investments    (4.40)     (4.29)       12.36         5.02          (4.35)        (7.63)
20.28                          4.90
Total from investment operations          (4.60)       (4.81)        11.91         4.84          (4.57)
(8.24)                         19.82      4.76
Dividends/Distributions to Shareholders
Net investment income         --         --           --            --            --            --             --
--
Net realized gains on investments         (0.80)       (9.57)        (0.91)       --             (0.66)
(9.99)                         (3.04)    --
Total dividends/distributions  (0.80)     (9.57)       (0.91)       --             (0.66)        (9.99)
(3.04)                        --
Net Asset Value
End of period                  $13.61     $19.01       $33.39        $22.39        $15.28        $20.51
$38.74                         $21.96

Total Return2                  (24.22%)   (18.93%)     53.78%        27.58%        (22.31%)      (26.40%)
93.30%                         27.67%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver       1.75%        1.75%         1.75%         1.75%+        1.75%
1.75%                          1.75%      1.75%+
     Before reimbursement/fee waiver      4.66%        5.13%         25.05%        1559.17%+     5.66%
5.26%                          31.68%     1554.70%+
Net investment loss, after
     reimbursement/fee waiver  (1.29%)    (1.57%)      (1.66%)       (1.32%)+      (1.43%)       (1.59%)
(1.50%)                        (1.05%)+
Portfolio turnover rate        70%        65%          80%           32%           55%           78%
50%  26%
Net assets, end of period (in thousands)  $1,509       $1,119        $574          $1            $1,186
$934 $590                      $1

+    Annualized
* ____ Inception (Class M) -- June 30, 1998; funds commenced operations on July
1, 1998.
1 ____ Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.64), $(1.64), $(6.73) and
$(207.97) for the Aggressive Growth Fund, and $(0.81), $(1.94), $(9.61) and
$(203.30) for the Small Company Fund ~for the periods ended December 31, 2001,
2000, 1999 and 1998, respectively.
2 ____ Total return represents aggregate total return for the period indicated
and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.
See notes to financial statements

financial highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                          Transamerica Premier Equity Fund                       Transamerica
Premier Value Fund
                                          Class M                                  Class M
                               Year Ended Year Ended   Year Ended    Period Ended  Year Ended    Year Ended
     Year Ended                Period Ended            December 31,  December 31,  December 31,  December 31,
     December 31,              December 31,            December 31,  December 31,  2001          2000
     1999                      1998*      2001         2000          1999          1998*
Net Asset Value
Beginning of period            $20.46     $31.74       $24.73        $22.86        $12.04        $11.33
$10.59                         $9.71
Operations
Net investment loss1           (0.27)     (0.50)a      (0.42)a       (0.25)        (0.14)a       (0.15)a
(0.13)a                        (0.05)
Net realized and unrealized gain
      (loss) on investments    (3.43)     (3.35)       8.36          2.12          (0.87)        1.33
0.87 0.94
Total from investment operations          (3.70)       (3.85)        7.94          1.87          (1.01)
1.18 0.74                      0.89
Dividends/Distributions to Shareholders
Net investment income         --         --           --            --            --            --             --
(0.01)
Net realized gains on investments        --            (7.43)        (0.93)       --             (0.04)
(0.47)                        --         --
Total dividends/distributions --          (7.43)       (0.93)       --             (0.04)        (0.47)        --
(0.01)
Net Asset Value
End of period                  $16.76     $20.46       $31.74        $24.73        $10.99        $12.04
$11.33                         $10.59

Total Return2                  (18.08%)   (14.19%)     32.64%        8.18%         (8.40)%       10.40%
6.99%                          9.17%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver       1.85%        1.85%         1.85%         1.85%+        1.55%
1.55%                          1.55%      1.55%+
     Before reimbursement/fee waiver      4.76%        5.48%         31.24%        1618.88%+     10.07%
17.36%                         151.30%    1654.81%+
Net investment loss, after reimbursement/fee waiver    (1.48%)       (1.63%)       (1.51%)       (1.49%)+
(1.26%)                        (1.17%)    (1.23%)      (0.74%)+
Portfolio turnover rate        42%        40%          42%           59%           61%           52%
87%  72%
Net assets, end of period (in thousands)  $1,290       $1,173        $585          $1            $592
$342 $72                       $1

+    Annualized
* ____ Inception (Class M) -- June 30, 1998; funds commenced operations on July
1, 1998.
1 ____ Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.79), $(1.60), $(8.59) and
$(269.54) for the Equity Fund, and $(1.11), $(2.14), $(16.23) and $(115.93) for
the Value Fund for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.
2 ____ Total return represents aggregate total return for the period indicated
and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

                                          Transamerica Premier Index Fund                        Transamerica
Premier Balanced Fund
                                          Class M                                  Class M
                               Year Ended Year Ended   Year Ended    Period Ended  Year Ended    Year Ended
Year Ended                     Period Ended                          December 31,  December 31,  December 31,
December 31,                   December 31,            December 31,  December 31,  December 31,
2001 2000                      1999       1998*        2001          2000          1999          1998*
Net Asset Value
Beginning of period            $18.81     $21.38       $18.64        $17.59        $20.07        $20.48
$19.24                         $17.99
Operations
Net investment income1         0.13a      0.20a        0.25a         0.16          0.213         0.32a
0.28a                          0.14
Net realized and unrealized gain
      (loss) on investments    (2.46)     (2.23)       3.44          1.41          (1.37)        1.58
2.41 1.87
Total from investment operations          (2.33)       (2.03)        3.69          1.57          (1.16)
1.90 2.69                      2.01
Dividends/Distributions to Shareholders
Net investment income          (0.12)     (0.22)       (0.20)        (0.24)        (0.19)        (0.17)
(0.30)                         (0.14)
Net realized gains on investments        --            (0.32)        (0.75)        (0.28)        (0.04)
(2.14)                         (1.15)     (0.62)
Total dividends/distributions  (0.12)     (0.54)       (0.95)        (0.52)        (0.23)        (2.31)
(1.45)                         (0.76)
Net Asset Value
End of period                  $16.36     $18.81       $21.38        $18.64        $18.68        $20.07
$20.48                         $19.24

Total Return2                  (12.41%)   (9.55%)      19.94%        8.92%         (5.79%)       9.33%
14.32%                         11.22%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver       0.75%        0.75%         0.75%         0.75%+        1.80%
1.80%                          1.80%      1.80%+
     Before reimbursement/fee waiver      5.43%        9.14%         46.84%        2385.32%+     6.22%
10.46%                         81.32%     2322.86%+
Net investment income, after
     reimbursement/fee waiver  0.78%      0.98%        1.25%         1.77%+        1.18%3        1.42%
1.41%                          1.48%+
Portfolio turnover rate        14%        18%          22%           32%           77%           96%
61%  32%
Net assets, end of period (in thousands)  $1,290       $689          $164          $1            $1,055
$627 $141                      $1

+    Annualized
* ____ Inception (Class M) -- June 30, 1998; funds commenced operations on July
1, 1998.
1 ____ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.66), $(1.53), $(9.16) and
$(212.42) for the Index Fund, and $(0.51), $(1.62), $(15.74) and $(215.60) for
the Balanced Fund for the peroids ended December 31, 2001, 2000, 1999 and 1998, respectively.
2 ____ Total return represents aggregate total return for the period indicated
and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges. 3 If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.21 and the ratio of net investment income to average net assets would have been 1.28% for the year ended December 31, 2001.
a    Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.
See notes to financial statements


financial highlights (concluded)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                          Transamerica Premier Bond Fund                         Transamerica
Premier Cash Reserve Fund
                                          Class M                                  Class M
                               Year Ended Year Ended   Year Ended    Period Ended  Year Ended    Year Ended
Year Ended                     Period Ended~                         December 31,  December 31,  December 31,
December 31,                   December 31,            December 31,  December 31,  December 31,~
2001 2000                      1999       1998*        2001          2000          1999          1998*
Net Asset Value
Beginning of period            $9.88      $9.74        $10.42        $10.32        $1.00         $1.00
$1.00                          $1.00
Operations
Net investment income1         0.533      0.58         0.54          0.28          0.03          0.06
0.04 0.02
Net realized and unrealized gain
      (loss) on investments    0.34       0.15         (0.60)        0.21         --            --             --
--
Total from investment operations          0.87         0.73          (0.06)        0.49          0.03
0.06 0.04                      0.02
Dividends/Distributions to Shareholders
Net investment income          (0.54)     (0.59)       (0.55)        (0.28)        (0.03)        (0.06)
(0.04)                         (0.02)
Net realized gains on investments         (0.21)      --             (0.07)        (0.11)       --             --
--    --
Total dividends/distributions  (0.75)     (0.59)       (0.62)        (0.39)        (0.03)        (0.06)
(0.04)                         (0.02)
Net Asset Value
End of period                  $10.00     $9.88        $9.74         $10.42        $1.00         $1.00
$1.00                          $1.00

Total Return2                  8.97%      7.72%        (0.56%)       4.87%         3.50%         5.71%
4.46%                          2.35%

Ratios and Supplemental Data Expenses to average net assets:
     After reimbursement/fee waiver       1.65%        1.65%         1.65%         1.65%+        0.85%
0.85%                          0.85%      0.85%+
     Before reimbursement/fee waiver      19.44%       38.93%        276.41%       2292.61%+     3.60%
10.18%                         116.76%    2402.67%+
Net investment income, after
      reimbursement/fee waiver 5.00%3     6.14%        5.61%         5.42%+        2.97%         5.73%
4.66%                          4.61%+
Portfolio turnover rate        442%       461%         301%          165%         --            --             --
--
Net assets, end of period (in thousands)  $332         $122          $38           $1            $3,885
$597 $103                      $1

+    Annualized
* ____ Inception (Class M) -- June 30, 1998; funds commenced operations on July 1, 1998.
1 ____ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $(1.29), $(3.06), $(25.99) and $(118.62) for the Bond Fund, and $0.00, $(0.03), $(1.05) and $(12.07) for
the Cash Reserve Fund for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.
2 ____ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges. 3 If the Fund had not adopted the provisions of the AICPA Guide for Investment Companies, net investment income per share would have been $0.53 and the ratio of net investment income to average net assets would have been 5.16% for the year ended December 31, 2001.

See notes to financial statements
notes to financial statements
December 31, 2001

1.Significant Accounting Policies
Transamerica Investors, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Company is composed of nine Funds: Transamerica Premier Aggressive Growth Fund (the "Aggressive Growth Fund") which is non-diversified, Transamerica Premier Small Company Fund (the "Small Company Fund"), Transamerica Premier Equity Fund (the "Equity Fund"), Transamerica Premier Value Fund (the "Value Fund"), Transamerica Premier Index Fund (the "Index Fund"), Transamerica Premier Balanced Fund (the "Balanced Fund"), Transamerica Premier High Yield Bond Fund (the "High Yield Fund"), Transamerica Premier Bond Fund (the "Bond Fund"), and Transamerica Premier Cash Reserve Fund (the "Cash Reserve Fund"), which are diversified (collectively referred to as the "Funds"). For information on investment objectives and strategies, please refer to the Funds' prospectus.

All of the Premier Funds, with the exception of the High Yield Fund, offer three classes of shares, Investor, Class A and Class M. The High Yield Fund offers two classes of shares, the Investor and the Institutional Class. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund. The Investor, Institutional, Class A and Class M shares differ with respect to distribution and certain other class-specific expenses and waivers.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

(A) Valuation of Securities
Equity securities listed on a principal exchange (U.S. or foreign), NASDAQ and over-the-counter securities are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and the closing asked prices. Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer-supplied quotations. Debt securities with a maturity of 60 days or less, and all investments in the Cash Reserve Fund, are valued at amortized cost, which approximates market value. Futures contracts are valued at the last sale price on the market where the contract is principally traded. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith pursuant to procedures established by the Company's Board of Directors.
(B) Repurchase Agreements
Each Fund may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing debt obligation, the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. (C) Futures Contracts The Index Fund uses S&P 500 index futures as part of its strategy to track the return of the S&P 500 Index. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the initial margin. Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

The use of futures contracts involves several risks. The change in value of futures contracts corresponds primarily with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(D) Securities Transactions, Investment Income and Expenses
Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly chargeable to a specific Fund/class are allocated primarily on the basis of relative average daily net assets.
(E) Dividends and Distributions
Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund and High Yield Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Equity Fund, the Value Fund, the Index Fund, the Balanced Fund, the Aggressive Growth Fund and the Small Company Fund are declared ~and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a Fund level.

The character of distributions paid to shareholders during 2001 and 2000 were as follows:
                                            2001                                                 2000
                           Ordinary         Long-Term                           Ordinary         Long-Term
                           Income           Capital Gain      Total             Income           Capital Gain
Total
Aggressive Growth Fund     $--              $6,085,227        $6,085,227        $--              $66,181,776
$66,181,776
Small Company Fund        --                5,461,511         5,461,511        --                85,469,974
85,469,974
Equity Fund               --               --                --                --                67,396,302
67,396,302
Value Fund                --                40,931            40,931            77,967           397,035
475,002
Index Fund                 572,235         --                 572,235           1,075,346        488,930
1,564,276
Balanced Fund              2,260,687        269,393           2,530,080         1,485,476        9,685,129
11,170,605
High Yield Fund            9,097,334       --                 9,097,334         7,670,127       --
7,670,127
Bond Fund                  1,740,380       --                 1,740,380         1,144,884       --
1,144,884
Cash Reserve Fund          3,016,579       --                 3,016,579         9,018,280       --
9,018,280

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Total                                                                           Undistributed    Undistributed
Accumulated                Unrealized                         Accumulated~                                Ordinary
Long-Term                  Capital and      Appreciation      Earnings/~                                  Income
Gain                       Other Losses*    (Depreciation)**  (Deficit)
Aggressive Growth Fund                      $--               $--               $(24,428,124)    $(3,889,607)
$(28,317,731)
Small Company Fund                         --                --                 (61,300,939)     15,042,382
(46,258,557)
Equity Fund                                --                --                 (4,993,928)      23,009,627
18,015,699
Value Fund                                 --                --                 (261,521)        989,188
727,667
Index Fund                                  3,855            --                 (1,167,127)      4,581,932
3,418,660
Balanced Fund                               271,517          --                 (4,933,242)      8,202,522
3,540,797
High Yield Fund                            --                --                 (17,700,177)     (2,270,900)
(19,971,077)
Bond Fund                                   135,643          --                 (127,396)        (100,966)
(92,719)
Cash Reserve Fund                          --                --                --               --
--

         * ________ As of December 31, 2001, the Aggressive Growth Fund, Small Company Fund, Equity Fund, Value Fund, Index Fund and Balanced Fund have a capital loss carry-forward of $24,245,804, $61,300,939, $4,276,322, $261,521,
$1,167,127, $4,127,035, expiring in 2009. The High Yield Fund has capital loss carry-forwards of $1,066,147, $2,220,291 and $13,419,595, expiring in 2007, 2008 and 2009, ~respectively. The Aggressive Growth Fund, Equity Fund, Balanced Fund, High Yield Fund and Bond Fund have elected to defer post October losses as though the losses were incurred on the first day of the ~next calendar year, the amounts deferred were $182,320, $717,606, $806,207, $994,144 and $127,394, respectively.
         ** _______ Differences between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain ~derivative instruments and the difference between book and tax amortization method for premium and market discount.

(F) Federal Income Taxes
Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no Federal income or excise tax provision is required to be paid by each Fund.

The following unaudited percentages of ordinary dividends received during 2001 qualify for the 70% corporate dividend received deduction: Index Fund 93.31%, Balanced Fund 27.07%, Bond Fund 0.39% and High Yield Fund 3.11%. To determine the amount of dividends that qualify, corporate shareholders should multiply the total ordinary dividend received during 2001 by the percentage noted above for each fund in which they invest. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses and capital loss carry-forwards. Permanent items identified in the year ended December 31, 2001, have been reclassified among components of net assets as follows:


                           Undistributed     Undistributed
                           Net               Net
                           Investment        Realized Gains    Paid-In
Fund                       Income            and Losses        Capital
Aggressive Growth Fund     1,153,648        --                 (1,153,648)
Small Company Fund         1,569,627        --                 (1,569,627)
Equity Fund                1,795,363        --                 (1,795,363)
Value Fund                 118,167          --                 (118,167)
Index Fund                 (165)             400               (235)
Balanced Fund              71,514            (68,596)          (2,918)
High Yield Fund            262,640           (238,993)         (23,647)
Bond Fund                  20,121            (20,121)         --
Cash Reserve Fund         --                --                --


(G) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
(H) Other
In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements for fiscal years beginning December 15, 2000 and requires that investment companies to amortize premiums and discounts on fixed income securities. Prior to the adoption of the provisions of the Guide, the Balanced Fund and the Bond Fund did not amortize discounts and premiums, and the High Yield Bond Fund did not amortize premiums on fixed income securities.

The effect of adopting and applying the provisions of the Guide has not resulted in adjustments to the Funds' net assets reported in the financial statements. Rather, the cumulative effect of the change has been reflected as an adjustment to the amount of amortized cost of debt securities held as of the beginning of the year based on retroactive computation of premium and discount from the initial acquisition date of each security. The effect of the change for the current year on net investment income, net realized and unrealized gains and losses have been reflected in the financial statements. Additionally, the effect of the change on the per share data and ratio of net investment income to average net assets has been reflected in the financial highlights.

Effective January 1, 2001, the Balanced Fund, the Bond Fund and the High Yield Bond Fund have adopted the provision of the Guide. For the year ended December 31, 2001 the cumulative effect of these changes for the beginning of the year-ended December 31, 2001 and the effect on the current year are as follows:

                           Cumulative       Effect on         Effect on         Effect on
                           Effect of        Current Year      Current Year      Current Year
                           Change to Cost   Net Investment    Net Realized      Unrealized
                           of Investments   Income            Gain (Loss)       Gain (Loss)
Balanced Fund              $(62,528)        $(84,991)         $44,182           $40,809
Bond Fund                  (25,975)         (23,034)          5,203             17,831
High Yield Bond Fund       (466,442)        (218,636)         238,449           (19,813)


2.       Investment Advisory Fees and Other Transactions With Affiliates
The Company has entered into an Investment Advisory and Administrative Services Agreement (the "Agreement") with Transamerica Investment Management, LLC (the "Adviser") and Transamerica Investment Services, Inc. (the "Sub-Adviser") on behalf of each Fund. For its services to the Funds, the Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the Funds are as follows:
                           First    Next    In Excess of
Fund                       $1 Billion       $1 Billion        $2 Billion
Aggressive Growth Fund     0.85%    0.82%   0.80%
Small Company Fund                  0.85%   0.82%    0.80%
Equity Fund                0.85%    0.82%   0.80%
Value Fund                 0.75%    0.72%   0.70%
Index Fund                 0.30%    0.30%   0.30%
Balanced Fund              0.75%    0.72%   0.70%
High Yield Fund            0.55%    0.52%   0.50%
Bond Fund                  0.60%    0.57%   0.55%
Cash Reserve Fund          0.35%    0.35%   0.35%

The Sub-Adviser is a subsidiary of Transamerica Corporation, which is a subsidiary of AEGON N.V. and owns all the capital interest of the Adviser. The Sub-Adviser receives its fee directly from the Adviser and receives no compensation from the Funds. The Adviser has agreed to waive its fees and assume any other operating expenses (other than certain extraordinary or non-recurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund. These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:
                           Investor Institutional
Fund                       Class    Class   Class A  Class M
Aggressive Growth Fund     1.40%   --       1.50%    1.75%
Small Company Fund                  1.40%  --        1.50%    1.75%
Equity Fund                1.50%   --       1.60%    1.85%
Value Fund                 1.20%   --       1.30%    1.55%
Index Fund                 0.25%   --       0.50%    0.75%
Balanced Fund              1.45%   --       1.55%    1.80%
High Yield Fund            0.90%    0.65%  --       --
Bond Fund                  1.30%   --       1.40%    1.65%
Cash Reserve Fund          0.25%   --       0.60%    0.85%

Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter and distributor of the shares for each of the Funds. TSSC is an indirect, wholly-owned subsidiary of AEGON N.V.

No officer, director, or employee of the Adviser, the Sub-Adviser or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Funds a $10,000 annual fee, $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the year ended December 31, 2001, the Funds expensed aggregate fees of $25,511 to all directors who are not affiliated persons of the Investment Adviser.

Certain directors and officers of the Funds are also directors and officers of the Adviser and other affiliated Transamerica entities. As of December 31, 2001, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:
Fund
Aggressive Growth Fund                      14.9%
Small Company Fund                                   14.1%
Equity Fund                                 18.9%
Value Fund                                  49.2%
Index Fund                                  51.8%
Balanced Fund                               21.8%
High Yield Bond Fund                        97.9%
Bond Fund                                   70.8%
Cash Reserve Fund                           8.2%

3.       Distribution Plans
The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Index Fund and the Cash Reserve Fund, which pay a distribution fee of 0.10% of the average daily net assets. On November 1, 1997, TSSC agreed to waive the distribution fees indefinitely for the Cash Reserve Fund (Investor Class). The fee waivers may be terminated at any time without notice. For the Institutional Shares, there is no annual 12b-1 ~distribution fee. For the Class A and Class M shares, there is an annual 12b-1 distribution fee of 0.35% and 0.60%, respectively.

4.       Security Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2001 were as follows:
                                            U.S.                                U.S.
                                            Government        Proceeds          Government
Fund                       Purchases        Purchases         from Sales        Sales
Aggressive Growth Fund     $91,420,846      $--               $117,019,371      $--
Small Company Fund         80,686,589      --                 132,360,118      --
Equity Fund                76,644,819      --                 125,962,857      --
Value Fund                 7,578,909       --                 7,822,097        --
Index Fund                 11,122,003       47,324            5,994,133         16,220
High Yield Fund            127,416,755     --                 105,160,661      --
Balanced Fund              134,868,482      10,402,148        80,252,827        18,478,723
Bond Fund                  67,134,508       25,633,946        64,628,585        26,345,205

5.       Capital Stock Transactions
At December 31, 2001, there were two billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the periods and class indicated.

TRANSAMERICA PREMIER
AGGRESSIVE Growth fund     Authorized Shares-- 60,000,000

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Investor Class Shares      Shares           Amount            Shares            Amount
Capital stock sold         2,446,908        $38,513,334       3,779,994         $128,577,329
Capital stock issued
upon reinvestment
of dividends and distributions              420,679           5,863,976         2,751,049        62,834,220
Capital stock redeemed     (4,039,468)      (62,894,568)      (4,654,947)       (150,798,374)
Net increase (decrease)    (1,171,881)      $(18,517,258)     1,876,096         $40,613,175


TRANSAMERICA PREMIER
AGGRESSIVE Growth fund

                           Year Ended                         Year Ended
                           December 31, 2001                  December 31, 2000
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold         18,476           $323,491          55,393            $1,895,039
Capital stock issued
upon reinvestment
of dividends and distributions              2,352             32,622            11,754  267,289
Capital stock redeemed     (18,352)         (326,909)         (48,882)          (1,704,654)
Net increase               2,476            $29,204           18,265            $457,674


TRANSAMERICA PREMIER
AGGRESSIVE Growth fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold         65,954           $1,009,423        30,137            $1,049,864
Capital stock issued
upon reinvestment
of dividends and
distributions              6,085            83,550            17,214            388,531
Capital stock redeemed     (20,045)         (298,929)         (5,681)           (201,920)
Net increase               51,994           $794,044          41,670            $1,236,475


TRANSAMERICA PREMIER
SMALL COMPANY fund         Authorized Shares-- 60,000,000

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Investor Class Shares      Shares           Amount            Shares            Amount
Capital stock sold         10,170,707       $161,205,530      12,800,142        $523,136,557
Capital stock issued
upon reinvestment
of dividends and
distributions              336,931          5,287,728         3,155,120         82,002,341
Capital stock redeemed     (12,924,207)     (204,076,221)     (14,018,786)      (550,358,078)
Net increase (decrease)    (2,416,569)      $(37,582,963)     1,936,476         $54,780,820


TRANSAMERICA PREMIER
SMALL COMPANY fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold         39,036           $685,170          97,762            $3,570,600
Capital stock issued
upon reinvestment
of dividends and
distributions              1,746            27,196            10,074            260,123
Capital stock redeemed     (50,112)         (897,559)         (81,795)          (3,269,329)
Net increase (decrease)    (9,330)          $(185,193)        26,041            $561,394


TRANSAMERICA PREMIER
SMALL COMPANY fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold         46,443           $699,660          25,055            $1,013,446
Capital stock issued
upon reinvestment
of dividends and
distributions              3,177            48,950            12,706            325,418
Capital stock redeemed     (17,484)         (275,010)         (7,452)           (301,581)
Net increase               32,136           $473,600          30,309            $1,037,283


TRANSAMERICA PREMIER
EQUITY fund                Authorized Shares-- 100,000,000

                           Year Ended       Year Ended
                           December 31, 2001                  December 31, 2000
Investor Class Shares      Shares           Amount            Shares            Amount
Capital stock sold         1,935,139        $35,426,310       3,744,082         $118,872,702
Capital stock issued
upon reinvestment
of dividends and
distributions             --               --                 2,885,264         65,668,734
Capital stock redeemed     (4,597,040)      (83,824,221)      (5,113,563)       (159,390,083)
Net increase (decrease)    (2,661,901)      $(48,397,911)     1,515,783         $25,151,353


TRANSAMERICA PREMIER
EQUITY fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold         9,065            $169,724          20,722            $661,227
Capital stock issued
upon reinvestment
of dividends and distributions             --                --                 8,476   191,473
Capital stock redeemed     (8,540)          (166,513)         (11,045)          (336,338)
Net increase               525              $3,211            18,153            $516,362


TRANSAMERICA PREMIER
EQUITY fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold         35,806           $629,166          29,225            $908,903
Capital stock issued
upon reinvestment
of dividends and distributions             --                --                 14,146  317,151
Capital stock redeemed     (16,205)         (274,352)         (4,450)           (146,994)
Net increase               19,601           $354,814          38,921            $1,079,060


TRANSAMERICA PREMIER
VALUE fund                 Authorized Shares-- 50,000,000

                           Year Ended       Year Ended
                           December 31, 2001                  December 31, 2000
Investor Class Shares      Shares           Amount            Shares            Amount
Capital stock sold         237,880          $2,861,350        322,925           $4,022,675
Capital stock issued
upon reinvestment
of dividends and distributions              3,335             36,982            36,337  444,032
Capital stock redeemed     (267,910)        (3,104,452)       (157,695)         (1,940,662)
Net increase (decrease)    (26,695)         $(206,120)        201,567           $2,526,045


TRANSAMERICA PREMIER
VALUE fund

                           Year Ended       Year Ended
                           December 31, 2001                  December 31, 2000
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold         7,106            $80,464           16,327            $209,752
Capital stock issued
upon reinvestment
of dividends and distributions              81                890               717     8,743
Capital stock redeemed     (3,546)          (41,828)          (4,550)           (57,910)
Net increase               3,641            $39,526           12,494            $160,585


TRANSAMERICA PREMIER
VALUE fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold         34,744           $403,663          25,020            $316,744
Capital stock issued
upon reinvestment
of dividends and distributions              187               2,053             1,074   13,044
Capital stock redeemed     (9,447)          (108,417)         (4,043)           (48,797)
Net increase               25,484           $297,299          22,051            $280,991


TRANSAMERICA PREMIER
INDEX fund                 Authorized Shares-- 60,000,000

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Investor Class Shares      Shares           Amount            Shares            Amount
Capital stock sold         652,844          $10,875,795       1,052,456         $       21,782,826
Capital stock issued
upon reinvestment
of dividends and distributions              33,365            550,192           78,466  1,522,225
Capital stock redeemed     (320,168)        (5,278,882)       (1,024,846)       (21,283,718)
Net increase               366,041          $6,147,105        106,076           $2,021,333


TRANSAMERICA PREMIER
INDEX fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold         8,961            $155,608          27,690            $587,804
Capital stock issued
upon reinvestment
of dividends and distributions              389               6,409             1,110   21,510
Capital stock redeemed     (5,812)          (102,519)         (15,417)          (313,419)
Net increase               3,538            $59,498           13,383            $295,895


TRANSAMERICA PREMIER
INDEX fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold         55,173           $944,548          31,144            $654,707
Capital stock issued
upon reinvestment
of dividends and distributions              553               9,113             1,001   19,415
Capital stock redeemed     (13,495)         (226,166)         (3,195)           (65,764)
Net increase               42,231           $727,495          28,950            $608,358


TRANSAMERICA PREMIER
BALANCED fund              Authorized Shares-- 60,000,000

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Investor Class Shares      Shares           Amount            Shares            Amount
Capital stock sold         4,075,139        $80,179,953       3,330,120         $74,169,595
Capital stock issued
upon reinvestment
of dividends and distributions              131,684           2,483,453         539,589 10,913,772
Capital stock redeemed     (2,129,421)      (41,118,835)      (1,681,360)       (36,571,928)
Net increase               2,077,402        $41,544,571       2,188,349         $48,511,439


TRANSAMERICA PREMIER
BALANCED fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold         7,197            $139,181          6,393             $140,065
Capital stock issued
upon reinvestment of
dividends and distributions                 313               5,896             2,031   40,917
Capital stock redeemed     (4,697)          (92,705)          (5,144)           (105,536)
Net increase               2,813            $52,372           3,280             $75,446


TRANSAMERICA PREMIER
BALANCED fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold         32,575           $633,645          23,419            $527,100
Capital stock issued
upon reinvestment
of dividends and distributions              674               12,698            3,289   66,090
Capital stock redeemed     (8,031)          (157,712)         (2,313)           (48,366)
Net increase               25,218           $488,631          24,395            $544,824


TRANSAMERICA PREMIER
HIGH YIELD Bond fund       Authorized Shares-- 50,000,000

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Investor Class Shares      Shares           Amount            Shares            Amount
Capital stock sold         235,697          $1,927,011        117,659           $1,088,477
Capital stock issued
upon reinvestment
of dividends and distributions              20,246            165,613           15,506  139,101
Capital stock redeemed     (176,924)        (1,440,422)       (113,951)         (1,045,820)
Net increase               79,019           $652,202          19,214            $181,758


TRANSAMERICA PREMIER
HIGH YIELD Bond fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Institutional Class Shares Shares           Amount            Shares            Amount
Capital stock sold         1,476,753        $12,141,765       1,450,378         $13,043,409
Capital stock issued
upon reinvestment
of dividends and distributions              1,097,983         8,923,446         844,537 7,523,340
Capital stock redeemed     (126,929)        (1,033,518)       (356,936)         (3,110,972)
Net increase               2,447,807        $20,031,693       1,937,979         $17,455,777


TRANSAMERICA PREMIER
BOND fund                  Authorized Shares-- 60,000,000

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Investor Class Shares      Shares           Amount            Shares            Amount
Capital stock sold         425,705          $4,340,415        455,040           $4,463,732
Capital stock issued
upon reinvestment
of dividends and distributions              165,152           1,669,431         114,010 1,112,460
Capital stock redeemed     (344,719)        (3,499,132)       (251,630)         (2,456,801)
Net increase               246,138          $2,510,714        317,420           $3,119,391


TRANSAMERICA PREMIER
BOND fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold         8,510            $85,743           14,131            $136,459
Capital stock issued
upon reinvestment
of dividends and distributions              2,195             22,159            1,286   12,559
Capital stock redeemed     (6,008)          (61,210)          (3,818)           (36,969)
Net increase               4,697            $46,692           11,599            $112,049


TRANSAMERICA PREMIER
BOND fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold         23,357           $238,698          11,711            $114,818
Capital stock issued
upon reinvestment
of dividends and distributions              1,807             18,264            545     5,332
Capital stock redeemed     (4,303)          (43,795)          (3,824)           (37,385)
Net increase               20,861           $213,167          8,432             $82,765


TRANSAMERICA PREMIER
CASH~RESERVE fund          Authorized Shares-- 510,000,000

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Investor Class Shares      Shares           Amount            Shares            Amount
Capital stock sold         102,864,909      $102,864,909      241,941,649       $241,941,649
Capital stock issued
upon reinvestment
of dividends and distributions              2,840,176         2,840,176         8,749,457        8,749,457
Capital stock redeemed     (173,084,413)    (173,084,413)     (279,714,750)     (279,714,750)
Net decrease               (67,379,328)     $(67,379,328)     (29,023,644)      $(29,023,644)


TRANSAMERICA PREMIER
CASH~RESERVE fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Class A Shares             Shares           Amount            Shares            Amount
Capital stock sold         1,622,392        $1,622,392        6,811,876         $6,811,876
Capital stock issued
upon reinvestment
of dividends and distributions              58,877            58,877            80,761  80,761
Capital stock redeemed     (1,309,180)      (1,309,180)       (6,425,695)       (6,425,695)
Net increase               372,089          $372,089          466,942           $466,942


TRANSAMERICA PREMIER
CASH~RESERVE fund

                           Year Ended                         Year Ended
                           December 31, 2001                                    December 31, 2000
Class M Shares             Shares           Amount            Shares            Amount
Capital stock sold         5,718,119        $5,718,119        3,959,230         $3,959,230
Capital stock issued
upon reinvestment
of dividends and distributions              42,921            42,921            16,315  16,315
Capital stock redeemed     (2,473,645)      (2,473,645)       (3,481,267)       (3,481,267)
Net increase               3,287,395        $3,287,395        494,278           $494,278



Directors and officers
Responsibility for the management and supervision of the Company and its Funds rests with the Board. The Investment Adviser is subject to the direction of the Board. The names of the directors and executive officers of the Company, their business addresses and their principal occupations during the past five years are listed below. Each of the officers listed below is an employee of an entity that provides services to the Funds. An asterisk (*) appears after the name of each director who is an interested person of the Company, as defined in the 1940 Act.

Name, Address & Age              Position Held with Transamerica Investors, Inc.
Principal Occupations During Past 5 Years

Richard N. Latzer*  Chairman of the Board  Chairman of  Transamerica  Investment
Services, Inc.; Chairman Transamerica Center of Transamerica Investment Management, LLC; Senior Vice 1150 South Olive Street President and Chief Investment Officer for Transamerica Los Angeles, CA 90015 Corporation; President and Chief Executive Officer, Transamerica Age 64 Realty Services; Chief Executive Officer, Transamerica Investment Management, LLC

Gary U. Rolle* President Chairman and President, Transamerica Income Shares Inc. Transamerica Center and Transamerica Variable Insurance Fund, Inc.; President and 1150 South Olive Street Chief Investment Officer, Transamerica Investment Services, Inc.; Los Angeles, CA 90015 Chief Investment Officer, TOLIC and TALIAC Age 59

Sidney E. Harris Director Dean of College of Business Administration, Georgia State Georgia State University University since 1997; Formerly, Dean of the Peter F. Drucker 35 Broad Street, Suite 718 Management Center, Claremont Graduate School Atlanta, GA 30303~Age 51


Charles C. Reed Director Vice Chairman of Aon Risk Services Inc. of Southern California Aon Risk Services (business risk management and insurance brokerage) 707 Wilshire Blvd., Suite 6000 Los Angeles, CA 90017~Age 67

Carl R. Terzian Director Chairman of Carl Terzian Associates (public relations) Carl Terzian Associates 12400 Wilshire Blvd, Suite 200 Los Angeles, CA 90025~Age 65


E. Lake Setzler Treasurer Controller, Transamerica Investment Management, LLC; Transamerica Center Chief Accounting Officer, Alta Residential Mortgage Trust; 1150 South Olive Street Controller, Southern Pacific Bank~Los Angeles, CA 90015 Age 34

The directors are responsible for major decisions relating to the Funds' objectives, policies and operations. Day-to-day decisions by the officers of the Funds are reviewed by the directors on a quarterly basis. During the interim between quarterly Board meetings, the Executive Committee is empowered to act when necessary for the Board of Directors. The sole member of the Executive Committee is Richard Latzer.

report of Independent auditors

To the Shareholders and Board of Directors of Transamerica Investors, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Investors, Inc. (comprising respectively, the Transamerica Premier Aggressive Growth Fund, Transamerica Premier Small Company Fund, Transamerica Premier Equity Fund, Transamerica Premier Value Fund, Transamerica Premier Index Fund, Transamerica Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Bond Fund, and Transamerica Premier Cash Reserve Fund) (the "Funds") as of December 31, 2001, and the related statements of operations for the fiscal year then ended, changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Investors, Inc., as of December 31, 2001, and the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended and their financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States.



Los Angeles, California
February 1, 2002



Transamerica Premier Funds
Directors

Richard N. Latzer
Chairman of the Board

Sidney E. Harris
Charles C. Reed
Carl R. Terzian

Transamerica Premier Funds
Officers
Gary U. Rolle
President

Reid A. Evers
Secretary

E. Lake Setzler
Treasurer

Investment Adviser
Transamerica Investment Management, LLC
1150 South Olive Street~Los Angeles, California 90015

Distributor
Transamerica Securities Sales Corporation
1150 South Olive Street~Los Angeles, California 90015

Custodian
State Street Bank and Trust Company
225 Franklin Street~Boston, Massachusetts 02110

Transfer Agent
State Street Bank/Boston Financial Data Services
Two Heritage Drive~North Quincy, Massachusetts 02171



This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Funds' shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the prospectus thoroughly before you invest. Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

(C)2002 Transamerica Securities Sales Corporation, Distributor

Transamerica Securities Sales Corporation, Distributor
1-800-89-ASK-US (1-800-892-7587)
http://transamericafunds.com
e-mail: PremierFunds@Transamerica.com






TPF 577-0202